United States
Securities and Exchange Commission
Washington, D.C. 20549

___________________________________

SCHEDULE 14A

___________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VIRPAX PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

VIRPAX PHARMACEUTICALS, INC.
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

June 12, 2024

To Our Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Virpax Pharmaceuticals, Inc. to be held at 11:00 a.m. Eastern Time on Monday, July 29, 2024.

Details regarding the Annual Meeting, the business to be conducted at the Annual Meeting, and information about Virpax Pharmaceuticals, Inc. that you should consider when you vote your shares are described in the accompanying proxy statement.

At the Annual Meeting, two persons will be nominated for election to our Board of Directors. In addition, we will ask stockholders to ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024, to approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock, par value $0.00001 per share (“Common Stock”) that will be available for awards under the 2022 Plan, to approve an amendment to the 2022 Plan to increase the “evergreen provision” percentage by which the number of reserved shares of Common Stock available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31 (collectively, the “Plan Amendments”) and to approve adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Plan Amendments. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. You can access our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and proxy card at www.proxyvote.com. On or about June 14, 2024, we will begin distributing and making available this Proxy Statement and the 2023 Annual Report.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that you cast your vote. You may vote over the Internet, by telephone, or by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in the proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Virpax Pharmaceuticals, Inc. We look forward to seeing you during the Annual Meeting.

Sincerely,
/s/ Gerald Bruce
Gerald Bruce
Chief Executive Officer and Chairman

If you have any questions or require any assistance in voting your shares, please call:

Broadridge
51 Mercedes Way, Edgewood, NY 11717
1-800-690-6903

VIRPAX PHARMACEUTICALS, INC.
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 29, 2024

To the Stockholders of Virpax Pharmaceuticals, Inc.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Virpax Pharmaceuticals, Inc. (the “Company”) will be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, on Monday, July 29, 2024, beginning at 11:00 a.m. Eastern Time. At the Annual Meeting, stockholders will act on the following matters:

1.      To elect the two director nominees named herein to serve as Class III directors for a three-year term expiring at the annual meeting of stockholders in 2027;

2.      To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3.      To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”), in substantially the form attached to the proxy statement as Annex A, to increase the number of shares of common stock, par value $0.00001 per share (“Common Stock”) that will be available for awards under the 2022 Plan by 267,799 shares to 500,000 shares (the “2022 Plan Share Increase Proposal” or “Proposal 3”);

4.      To approve an amendment to our 2022 Plan, in substantially the form attached to the proxy statement as Annex B, to increase the “evergreen provision” percentage by which the number of reserved shares of Common Stock available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31 (the “2022 Plan Evergreen Increase Proposal” or “Proposal 4”);

5.      To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the 2022 Plan Share Increase Proposal or the 2022 Plan Evergreen Increase Proposal (the “Adjournment Proposal” or “Proposal 5”); and

6.      To consider and vote upon any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on June 3, 2024, are entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. Whether you plan to attend the meeting or not, you may vote your shares over the Internet or by requesting a printed copy of the proxy materials and marking, signing, dating and returning the proxy card (as instructed in the Notice of Internet Availability of Proxy Materials). If you attend the Annual Meeting and prefer to vote in person, you may do so even if you have already voted your shares. You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

IMPORTANT NOTICE OF AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON JULY 29, 2024

Our proxy materials including our Proxy Statement for the Annual Meeting, our Annual Report for the fiscal year ended December 31, 2023 (the “2023 Annual Report”) and proxy card are available on the Internet at www.proxyvote.com. We are utilizing a U.S. Securities and Exchange Commission Rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received a Notice of Internet Availability of Proxy Materials and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice of Internet Availability of Proxy Materials. The proxy materials relating to the Annual Meeting and the 2023 Annual Report, which is not a part of our proxy solicitation materials, are being distributed and made available to stockholders entitled to vote at the meeting on or about June 14, 2024.

By Order of the Board of Directors
/s/ Gerald Bruce
Gerald Bruce
Chief Executive Officer
June 12, 2024
Berwyn, PA

i

VIRPAX PHARMACEUTICALS, INC.
1055 WESTLAKES DRIVE, SUITE 300
BERWYN, PA 19312

PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement contains information related to the Annual Meeting of Stockholders to be held on July 29, 2024 at 11:00 a.m. Eastern Time, at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, or at such other time and place to which the Annual Meeting of Stockholders may be adjourned or postponed (the “Annual Meeting”). The enclosed proxy is solicited by the Board of Directors (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”). The proxy materials relating to the Annual Meeting are being distributed and made available to stockholders entitled to vote at the meeting on or about June 14, 2024. A list of record holders of the Company’s Common Stock entitled to vote at the Annual Meeting will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, at our principal offices at 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312, during normal business hours for ten days prior to the Annual Meeting and available during the Annual Meeting.

In this Proxy Statement, the terms the “Company,” “we,” “us,” and “our” refer to Virpax Pharmaceuticals, Inc. The mailing address of our principal executive offices is Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312.

ABOUT THE MEETING

Why are we calling this Annual Meeting?

Our Board is soliciting your proxy to vote at the Annual Meeting of stockholders to be held on Monday, July 29, 2024, at 11:00 a.m. Eastern Time and any adjournments or postponements of the meeting. We refer to this meeting as the “Annual Meeting.” This proxy statement summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

We have made available to you on the Internet or have sent you this proxy statement, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, because you owned shares of our Common Stock on the record date.

We are calling the Annual Meeting to seek the approval of our stockholders:

1.      To elect the two director nominees named herein to serve as Class III directors for a three-year term expiring at the annual meeting of stockholders in 2027;

2.      To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024;

3.      To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”), in substantially the form attached to the proxy statement as Annex A (the “2022 Plan Share Increase Amendment”), to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 267,799 shares to 500,000 shares (the “2022 Plan Share Increase Proposal” or “Proposal 3”); and

4.      To approve an amendment to our 2022 Plan, in substantially the form attached to the proxy statement as Annex B (the “2022 Plan Evergreen Increase Amendment”), to increase the “evergreen provision” percentage by which the number of reserved shares of Common Stock available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31 (the “2022 Plan Evergreen Increase Proposal” or “Proposal 4”);

5.      To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the 2022 Plan Share Increase Proposal or the 2022 Plan Evergreen Increase Proposal (the “Adjournment Proposal” or “Proposal 5”); and

6.      To consider and vote upon any other matters that may properly come before the Annual Meeting or any adjournments or postponements thereof.

What are the Board’s recommendations?

The Board believes that the election of the director nominees identified herein, the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2024, the approval of the 2022 Plan Share Increase Proposal, the approval of the 2022 Plan Evergreen Increase Proposal and the approval of the Adjournment Proposal are advisable and in the best interests of the Company and its stockholders and recommends that you vote FOR each of the director nominees and FOR Proposals 2, 3, 4 and 5. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above. With respect to any other matter that properly comes before our Annual Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, at their own discretion.

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice of Internet Availability of Proxy Materials (“Notice”). Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice or contact your bank, broker or other financial intermediary if you hold your shares beneficially in street name.

When were the proxy materials first sent or made available to stockholders?

The Notice is being first mailed to stockholders on or about June 14, 2024. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote online; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents to your home or business, and will also give you an electronic link to the proxy voting site.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the record date, June 3, 2024 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote the shares of Common Stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Holders of our Common Stock are entitled to one vote per share on each matter to be voted upon.

As of the Record Date, we had 2,741,600 outstanding shares of Common Stock.

Who can attend the meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of your proxy card delivered to you by your broker or a legal proxy given to you by your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of 34% of the voting power of our capital stock outstanding on the Record Date will constitute a quorum for our meeting. Signed proxies received but not voted will be included in the calculation of the number of shares considered to be present at the meeting. Pursuant to the General Corporation Law of the State of Delaware, abstentions will be counted for the purpose of determining whether a quorum is present. If brokers have, and exercise, discretionary authority on at least one item on the agenda for the Annual Meeting, uninstructed shares for which broker non-votes occur will constitute voting power present for the discretionary matter and will therefore count towards the quorum.

How do I vote?

On or about June 14, 2024, we will begin distributing and making available the proxy materials to all stockholders of record on our books at the close of business on the Record Date and will post our proxy materials on the website referenced above. The website provides information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

You may vote on the Internet, by telephone, by mail or by attending the Annual Meeting and voting by ballot, all as described below. The Internet and telephone voting procedures are designed to authenticate stockholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or on the Internet, you do not need to return your proxy card or voting instruction card. Telephone and Internet voting facilities are available now and will be available 24 hours a day until 11:59 p.m., Eastern Time, on July 28, 2024.

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted for or withheld for each nominee for director and whether your shares should be voted for, against or abstain with respect to the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. Voting by proxy will not affect your right to attend the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you can attend and vote in person at the Annual Meeting. You may also have your shares voted by proxy by mail, through the internet or by telephone by following the instructions provided in your proxy card or Notice. We urge you to have your shares voted by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instruction from that organization. Follow the instructions from your broker or bank included with the Notice or proxy materials, or contact your broker or bank to request a proxy form.

The shares voted electronically, telephonically, or represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting.

What if I vote and then change my mind?

You may revoke or change your proxy at any time before it is exercised by:

•        filing with the Secretary of the Company a notice of revocation;

•        sending in another duly executed proxy bearing a later date; or

•        attending the Annual Meeting and casting your vote in person.

For purposes of submitting your vote online, you may change or revoke your vote until 11:59 p.m. Eastern Time on July 28, 2024. At this deadline, the last vote submitted will be the vote that is counted.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to directly grant your voting proxy or to vote at the Annual Meeting.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or nominee which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker as to how to vote and are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. If you do not provide the stockholder of record with voting instructions or otherwise obtain a signed proxy from the record holder giving you the right to vote the shares in person at the Annual Meeting, broker non-votes may occur for the shares that you beneficially own. The effect of broker non-votes is more specifically described in “What vote is required to approve each proposal?” below.

What vote is required to approve each proposal?

The holders of 34% of the voting power of our Common Stock outstanding on the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. Pursuant to Delaware corporate law, abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present.

Assuming that a quorum is present, the following votes will be required:

•        Proposal 1 (Election of Directors): Our directors are elected by a plurality of the votes, which means that the two nominees for director who receive the most votes will be elected. You may either vote FOR both of the nominees to the Board of Directors or you may WITHHOLD your vote for any nominee you specify. Banks, brokers or other nominees do not have discretionary authority to vote on this matter. As a result, abstentions and “broker non-votes” if any, will not affect the outcome of the vote on Proposal 1.

•        Proposal 2 (Ratify Appointment of Independent Registered Public Accounting Firm): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter is required to approve this Proposal 2. This Proposal 2 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter if you do not instruct them how to vote, and accordingly, no broker non-votes are expected to occur on Proposal 2 or expected to affect the outcome of the vote of this Proposal 2. Abstentions, if any, will not affect the outcome of the vote on this Proposal 2 because they are not votes cast. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ending December 31, 2024, the Audit Committee of our Board will reconsider its appointment.

•        Proposal 3 (Approve the 2022 Plan Share Increase Proposal). The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter is required to approve this Proposal 3. Since abstentions and broker non-votes are not considered votes cast, they will have no effect on the vote with respect to this proposal.

•        Proposal 4 (Approve the 2022 Plan Evergreen Increase Proposal). The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter is required to approve this Proposal 4. Since abstentions and broker non-votes are not considered votes cast, they will have no effect on the vote with respect to this proposal.

•        Proposal 5 (The Adjournment Proposal): The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter is required to approve this Proposal 5. Since abstentions and broker non-votes are not considered votes cast, they will have no effect on the vote with respect to this proposal.

Holders of Common Stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.

What are “broker non-votes”?

Banks, brokers, and other agents acting as nominees are permitted to use discretionary voting authority to vote for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers, banks or other nominees are not permitted to use discretionary voting authority to vote for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been distributed and made available to you. As such, it is important that you provide voting instructions to your broker, bank or other nominee as to how to vote your shares, if you wish to ensure that your shares are present and voted at the Annual Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a “broker non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The election of directors (Proposal 1), the 2022 Plan Share Increase Proposal (Proposal 3), the 2022 Plan Evergreen Increase Proposal (Proposal 4) and the Adjournment Proposal (Proposal 5) are generally considered to be “non-routine” matters, and brokers are not permitted to vote on those matters if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares on these proposals. The ratification of our independent registered public accounting firm (Proposal 2) is generally considered to be a “routine” matter, and hence your brokerage firm may be able to vote on Proposal 2 even if it does not receive instructions from you, so long as it holds your shares in its name.

Who will count the votes?

One or more inspectors of election at the Annual Meeting will tabulate and certify the votes.

How are we soliciting this proxy?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. Some of our officers, directors and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

Proposals should be addressed to:
Virpax Pharmaceuticals, Inc.
Attn: Corporate Secretary
1055 Westlakes Drive, Suite 300
Berwyn, PA 19312

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of our management with respect to, among other things, our operations, our business strategy and plans, our objectives and initiatives, our financial performance, and our industry. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “outlook,” “believe(s),” “expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “will likely result” and or the negative version of these words or other comparable words of a future or forward-looking nature, although not all forward-looking statements contain these words. Such forward-looking statements are based upon various estimates and assumptions, as well as information known to us as of the date hereof and are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements and you should not rely upon forward-looking statements as predictions of future events. These risks and uncertainties include, but are not limited to, those described under the caption “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and our other Securities and Exchange Commission (“SEC”) filings, which are available on our investor relations website at https://ir.virpaxpharma.com/ and on the SEC website at www.sec.gov. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law.

PROPOSAL 1:

TO ELECT TWO DIRECTORS, AS CLASS III DIRECTORS, TO SERVE A THREE-YEAR TERM EXPIRING AT THE ANNUAL MEETING IN 2027 AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

The Board is divided into three classes: Class I, Class II and Class III, with each class serving a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board is currently composed of eight directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy, including vacancies created by an increase in the number of directors, shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal.

There are two directors whose terms of office expire at the Annual Meeting. Upon the recommendation of the Nominating and Corporate Governance Committee, our Board has nominated the two individuals listed in the table below for re-election as directors at the Annual Meeting.

Each of the nominees listed below is currently one of our directors. If elected at the Annual Meeting, each of these nominees would serve until our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) and until his or her successor has been duly elected and qualified, or, if sooner, until his or her earlier resignation, death or removal.

Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will not be treated as a vote for or against any particular director nominee and will not affect the outcome of the election. Stockholders may not vote, or submit a proxy, for a greater number of nominees than the nominees named below. The two director nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld or votes against, for the election of the two director nominees named below. If any director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

Nominees for Election Until the 2027 Annual Meeting

The following table sets forth the name, age, position and tenure of each of our directors who are up for re-election at the Annual Meeting for a term expiring at the 2027 Annual Meeting:

Name	Age	Position(s)	Served as a Director Since
Jeffrey Gudin, MD	58	Class III Director	2017
Eric Floyd, PhD	61	Independent Class III Director and Compensation Committee Chair	2017

The following includes a brief biography of each of the nominees standing for election to the Board at the Annual Meeting, based on information furnished to us by each director nominee, with each biography including information regarding the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the applicable nominee should serve as a member of our Board.

Jeffrey Gudin, MD, one of our co-founders, currently serves as a consultant and has served as a director since 2017. From January 2017 until April 15, 2024, Dr. Gudin served as one of our Executive Vice Presidents, and our Chief Medical Officer. Prior to joining us, Dr. Gudin, was Director of Pain Management and Palliative Care at Englewood Hospital and Medical Center in New Jersey for almost 20 years. He is on faculty at the University of Miami, Miller School of Medicine. Dr. Gudin is Board Certified in Pain Medicine, Anesthesiology, Addiction Medicine and Hospice and Palliative Medicine. He is an active speaker in the field of pain management. His clinical and research focus includes pain management, opioid abuse and potential solutions, and increasing clinician awareness of pain assessment and risk management. Dr. Gudin completed residency in anesthesiology at Yale University School of Medicine, in New Haven, Connecticut. He continued his training with an extended postdoctoral fellowship in pain medicine at the Yale Center for Pain Management, where he was actively involved in research and teaching. Dr. Gudin was selected as a director due to his extensive experience in the field of pain management, opioid abuse and palliative care.

Eric Floyd, PhD became a director in January 2017. Dr. Floyd was appointed as the Chairman of our Board of Directors effective November 20, 2023. Dr. Floyd currently serves as Chief Regulatory Officer at Neurogene Inc. He has nearly 21 years of regulatory experience within the pharmaceutical industry. Most recently, from November 2018 to December 2019 he was Senior Vice President, Regulatory Affairs, for Axovant Sciences. Prior to that, he served as President of Compliance Services and Chief Scientific Officer at Dohmen Life Science Services, Inc. from June 2015, Senior Vice President, U.S. Regulatory Affairs and Clinical Quality Compliance at Lundbeck Inc. December 2011, Global Vice President of Regulatory Affairs at Hospira Inc. (later acquired by Pfizer Inc.) from January 2010, Vice President of Worldwide Regulatory Affairs and Quality Assurance at Cephalon Inc. (later acquired by Teva Pharmaceuticals Industries Ltd.) from January 2007 and VP and Global Head of Respiratory, Dermatology, and Tropical Medicines Drug Regulatory Affairs at Novartis AG from February 2005. Dr. Floyd has also held senior leadership roles at Bristol Myers Squibb Co., Aventis Pharma and Merck Research Laboratories (a division of Merck & Co.). Dr. Floyd received a Ph.D. in Neurophysiology from Meharry Medical College, Nashville, an executive MBA from St. Joseph’s University, Philadelphia, an MS from Tennessee State University, a BS from the University of Illinois and has served as an Assistant Professor at Harvard University School of Medicine. Dr. Floyd served as an outside director on the board of directors of Scilex Pharmaceuticals Inc. from April 2014 to November 2016. Dr. Floyd was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE CLASS III DIRECTOR NOMINEES.

Continuing Directors

The following table sets forth the name, age, position and tenure of the directors who are serving for terms that end following the Annual Meeting.

Name	Age	Position	Served as a Director Since
Directors
Gerald Bruce	68	Chief Executive Officer and Class I Director	2021
Vanila M. Singh, MD	53	Independent Class I Director	2020
Barbara Ruskin	64	Independent Class I Director	2023
Jerrold Sendrow, CFP	79	Independent Class II Director and Audit Committee Chair	2017
Thani Jambulingam, PhD	60	Independent Class II Director and Corporate Governance Committee Chair	2017
Michael F. Dubin, CPA	69	Independent Class II Director	2021

The following biographical descriptions set forth certain information with respect to directors who are serving for terms that end following the Annual Meeting, based on information furnished to Virpax by each director.

Class I Directors Continuing in Office until the 2025 Annual Meeting

Gerald W. Bruce has served as our Chief Executive Officer since November 20, 2023, as a director since July 2021 and as our Executive Vice President and our Commercial Operations Officer from August 2017 until his appointment as our Chief Executive Officer. Mr. Bruce has spent over 30 years, including 20 years in senior leadership roles, in the Pharmaceutical and Medical Nutrition industry. He started his career in May 1983 at Johnson & Johnson Inc. where he was an award-winning sales representative and held leadership positions of increasing responsibility in sales and marketing ending with his role as Group Product Director of Analgesics in September 1998. From September 1998 to November 2000, he served as Vice President of Sales at Bristol-Myers Squibb Co. where he led the Cardiovascular and Metabolic sales force. From November 2000 to January 2006, he served as Vice President of Managed Markets where he led the team responsible for the development and implementation of the reimbursement strategy for

Bristol-Myers Squibb’s US portfolio. From January 2006 to June 2008, Mr. Bruce was the Senior Vice President of Commercial Operations at NitroMed, Inc. where he was responsible for building the commercial strategy and led the team responsible for the development and implementation of the commercial plan for the start-up company’s first product for the treatment of heart failure. From April 2009 to November 2018, Mr. Bruce served as Vice President of Sales for Nutricia North America, Danone Medical Nutrition Division. Mr. Bruce currently serves on the Board of Trustees for Lincoln University and is a Board member for the National Sales Network. He received his bachelor’s degree in business administration from Lincoln University and a master’s degree in leadership from the McDonough School of Business at Georgetown University. Mr. Bruce was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

Vanila M. Singh, MD became a director in June 2020. From June 2017 to July 2019, Dr. Singh is the former Chief Medical Officer of the U.S. Department of Health and Human Services, where she served as the Chairperson of the highly regarded HHS Pain and Opioid Task Force in conjunction with the Department of Defense and the Veterans Administration. Since November 2019, Dr. Singh has been a director of Biodelivery Sciences International, Inc., and since June 2004, Dr. Singh has been a clinical associate professor of Anesthesiology, Pain and Peri-operative Medicine at Stanford University and is a teaching mentor at Walter Reed National Military Medical Center. For over ten years, Dr. Singh served on medical ethics as well as on scientific editorial boards, committees for the American Society of Regional Anesthesia, American Society of Interventional Pain Physicians, California Medical Association, and the Santa Clara County Medical Association. Dr. Singh, who is double board-certified in pain and anesthesiology, focuses her practice on regional anesthesia and peri-operative, subacute, and the development of chronic pain, with an appreciation for complimentary and traditional medicine approaches that emphasize an individualized patient-centered approach. Dr. Singh received her medical degree from George Washington University Medical School and her B.A. from U.C. Berkeley in Molecular and Cell Biology and Economics. Dr. Singh was selected as a director due to her leadership experience and her extensive knowledge of the pharmaceutical industry and the regulatory environment.

Barbara A. Ruskin, PhD, JD became a director in March 2023. Dr. Ruskin brings over 25 years of experience in life science intellectual property and corporate law. Since May 2019, she has served as SVP, General Counsel and Chief Patent Officer and since September 2022 as Chief Intellectual Property and Innovation Officer for Silence Therapeutics, a Nasdaq listed international biotechnology company. Prior to that, from September 2017 to February 2019 she served as General Counsel and Chief Patent Officer of Molecular Templates Inc. Prior to holding these corporate positions, Dr. Ruskin served as outside counsel for pharmaceutical and biotechnology companies and their investors, including as an IP Corporate Partner at Ropes & Gray LLP and as an associate at Fish & Neave LLP, both in New York City. She has advised, managed and prosecuted worldwide patent portfolios for a number of biotech and pharmaceutical industry clients and has also worked in IP litigation in both the U.S. and Europe. Dr. Ruskin has since April 2007 served as a member of the Board of Directors at St. Jude Children’s GMP LLC (Memphis, TN), and served as Chairman of that Board from March 2017-March 2022. From 2016-2019, Dr. Ruskin also served on the Board of Directors for the Burke Neurological Institute (White Plains, NY). Dr. Ruskin did her post-doctoral research at the Whitehead Institute for Biomedical Research (MIT) and at the Institute for Neuroscience (University of Oregon). She has published numerous scientific articles and given legal presentations that combine her knowledge of biochemistry and law. In addition to her Ph.D. in Biochemistry & Molecular Biology, received from Harvard University, Dr. Ruskin received a B.A. in Biochemistry from the University of California, Berkeley, and her J.D. from Fordham University School of Law. Dr. Ruskin was selected as a director due to her leadership experience in corporate and intellectual property law with publicly listed biotechnology companies and extensive knowledge of the biotech and pharmaceutical industry.

Class II Directors Continuing in Office until the 2026 Annual Meeting

Jerrold Sendrow, CFP became a director in January 2017. Mr. Sendrow has been a Certified Financial Planner since 1986 and continues to maintain his practice. Mr. Sendrow also served as an outside Director on the board of directors of SCILEX Pharmaceuticals Inc. from April 2014 to November 2016. Prior to that, Mr. Sendrow was an accountant in the audit departments of Touche Ross & Co. and Peat Marwick Mitchell & Co after returning from military service of two tours in the Vietnam conflict. Mr. Sendrow holds business degrees from Bernard Baruch College of the City University of New York and Adelphi University. Mr. Sendrow was selected as a director due to his leadership experience at other growth-stage companies and his financial accounting experience.

Thani Jambulingam, PhD became a director in January 2017. Dr. Jambulingam is a Pfizer Fellow and Professor in the Department of Pharmaceutical and Healthcare Marketing at St Joseph’s University, Erivan K. Haub School of Business, in Philadelphia, Pennsylvania. He teaches in the executive MBA program for biopharmaceutical, medical device and physician executives. Dr. Jambulingam served as the chair of the department for eight years, from June 2003 to June 2010. Dr. Jambulingam’s research is focused on pharmaceutical and healthcare strategy and innovation. His research is regularly published in marketing and management journals. Dr. Jambulingam has also served as a consultant and facilitated training sessions in innovation and strategy for senior leadership and/or brand teams within several small, mid and large pharma and healthcare firms including Alkermes Plc, Abbott Industries, AstraZeneca plc, Cardinal Health, FMC, IQVIA, Lancaster General Hospital, Inspira Health, Lehigh Valley Health Network, Leo Pharma, Merck & Co., Novo Nordisk, Pfizer Inc., Sanofi, Solvay and Procter & Gamble Inc. During his sabbatical from Saint Joseph’s University, from July 2011 to August 2012, he joined Pfizer Inc. (NYSE: PFE) with the Prevenar Global Commercial Team contributing to development of Prevenar franchise positioning, healthy aging platform development, vaccine business strategy for emerging markets, pediatric expanded age strategy (life cycle management) and conducted strategy sessions for executive leadership within the specialty care division of Pfizer. Over the years, Dr. Jambulingam has successfully mentored several entrepreneurs in the life sciences industry. Dr. Jambulingam is a pharmacist and obtained his Ph.D. from the University of Wisconsin-Madison. Dr. Jambulingam completed the case method of teaching at Harvard. He has been inducted to the Rho Chi, the honor society in pharmacy and Beta Gamma Sigma, the honor society for business. In 2021, Dr. Jambulingam received the Tangelmann Award for lifetime excellence in research and teaching. For the past seven years, Dr. Jambulingam has been a faculty member conducting Bio-Entrepreneurship Bootcamp at the annual meeting at the Biotechnology Industry Organization (BIO). Dr. Jambulingam is also a visiting professor in the Wharton MBA Global program and teaches healthcare courses in India. Dr. Jambulingam was selected as a director due to his expertise in innovation and strategy and his extensive knowledge of the pharmaceutical industry.

Michael F. Dubin, CPA became a director in July 2021. From 2001 to 2016, Mr. Dubin held the title of Managing Partner, PA/SNJ Offices, with RSMUS LLP (RSM), a professional services company. He was presented with RSM’s “National Achievement Award” in 2010 and was a finalist for the company’s “National Integrity Award.” Prior to 2001, Mr. Dubin served as an audit partner for a regional accounting firm and a national accounting firm. Mr. Dubin obtained a BS in Economics (magna cum laude) from the Wharton School of Business, University of Pennsylvania. He served as a Board Member for RSM for four years. Mr. Dubin was also a board member and the Audit Committee Chairman for a privately held business in Philadelphia engaged in supplying energy efficiency services and facilities, and is a board member and the Risk Management Committee Chairman for a commercial bank in Pennsylvania and an advisory board member for an accounting firm in Pennsylvania. Mr. Dubin is professionally affiliated with the PICPA and AICPA. He was also an adjunct faculty member and course teacher for the Wharton School of Business for two years and has also been a guest lecturer at the Wharton School of the University of Pennsylvania, Temple University, University of Scranton and Lehigh University. He also served as an expert witness/consultant for the Federal Deposit Insurance Corporation and the Resolution Trust Corporation. Mr. Dubin was selected as a director due to his extensive leadership experience in public accounting and risk management and exposure to manufacturing, distribution, financial services, business and professional services, pharma, technology, retail and various other industries.

CORPORATE GOVERNANCE

Board Membership Diversity

We have no formal policy regarding board diversity. Our priority in selection of board members is identification of members who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, knowledge of our business and understanding of the competitive landscape.

The following Board Diversity Matrix presents our board diversity statistics in accordance with Nasdaq Rule 5606. The information is based on our directors’ self-reporting. As we pursue future board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek candidates who can contribute to the diversity of views and perspectives of the Board.

Board Diversity Matrix (As of June 3, 2024)

Total Number of Directors	8
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	6
Part II: Demographic Background
African American or Black		2
Alaskan Native or Native American
Asian	1	1
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board of Director Meetings

Our Board met six times in 2023. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board (held during the period for which such directors served on the Board) and (ii) the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees).

Board Attendance at Annual Stockholders’ Meeting

We do not have a formal policy requiring members of the Board to attend our annual meetings. Our policy is to invite and encourage each member of the Board of Directors to be present at our annual meetings of stockholders (assuming that we hold in-person annual meetings). All of our directors attended our 2023 Annual Meeting of Stockholders in person.

Director Independence

Our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the listing requirements and rules of Nasdaq, independent directors must constitute a majority of a listed company’s board of directors. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Our Board undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board has determined that Dr. Floyd, Mr. Sendrow, Dr. Jambulingam, Dr. Singh, Mr. Dubin, and Dr. Ruskin do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of The Nasdaq Capital Market and the SEC.

Board Structure and Committee Composition

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of eight directors. The Certificate of Incorporation provides that our Board of Directors shall consist of at least one director but not more than nine directors and that the number of directors may be fixed from time to time by resolution of our Board of Directors.

In accordance with the terms of the Certificate of Incorporation and bylaws, our Board of Directors is divided into three classes, Class I, Class II and Class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors are divided among the three classes as follows:

•        The Class I directors are Mr. Bruce, Dr. Singh and Dr. Ruskin; their terms will expire at the 2025 annual meeting of stockholders.

•        The Class II directors are Dr. Jambulingam, Mr. Sendrow and Mr. Dubin; their terms will expire at the 2026 annual meeting of stockholders.

•        The Class III directors are Dr. Gudin and Dr. Floyd; their terms will expire at the 2024 Annual Meeting and if reelected will expire at the 2027 annual meeting of stockholders.

We expect that any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Under our Certificate of Incorporation, directors have the authority to appoint one or more directors to our Board of Directors, subject to the maximum number of directors allowed for in our Certificate of Incorporation. A vacancy on our Board of Directors may be filled by the remaining directors and any director so appointed will hold office until our next annual general meeting. During any vacancy on our Board of Directors, the remaining directors will have full power to act as the board.

We have an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Technology Committee with the composition and responsibilities described below. Each committee operates under a written charter that has been approved by our Board of Directors, the full text of which is available on our website at www.virpaxpharma.com. The members of each committee are appointed by the Board of Directors and serve until their successor is elected and qualified unless they are removed or resign earlier. In addition, from time to time, special committees may be established under the direction of the Board of Directors when necessary to address specific issues.

Audit Committee

Our Audit Committee is comprised of Mr. Dubin, Mr. Sendrow, Dr. Ruskin, and Dr. Jambulingam, with Mr. Sendrow serving as Chairman of the audit committee. Our Board of Directors has determined that each member of the Audit Committee meets the independence requirements of Rule 10A-3 under the Exchange Act and the applicable rules of the Nasdaq Capital Market. Our Board of Directors has determined that Mr. Dubin is an “audit committee financial expert” within the meaning of SEC regulations and the applicable rules of the Nasdaq Capital Market. The Audit Committee’s responsibilities include:

•        appointing, approving the compensation of, and assessing the qualifications, performance and independence of our independent registered public accounting firm, and in particular the provision of additional services to each entity covered by the committee;

•        pre-approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•        reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•        monitoring the audit of our financial statements;

•        setting policies for our hiring of employees or former employees of our independent registered public accounting firm;

•        reviewing our significant risks or exposures and assessing the steps that management has taken or should take to monitor and minimize such risks or exposures;

•        reviewing the adequacy of our internal control over financial reporting, including information system controls and security;

•        monitoring the effectiveness of our systems of internal control, internal audit and risk management for each entity covered by the committee;

•        establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•        recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•        monitoring our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•        preparing the audit committee report required by the rules of the SEC to be included in our annual proxy statement;

•        reviewing all related party transactions for potential conflict of interest situations and approving all such transactions;

•        reviewing policies regarding information technology security and protection from cyber risks; and

•        reviewing and discussing with management and our independent registered public accounting firm our earnings releases and scripts.

Our Audit Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Audit Committee met six times in 2023.

Compensation Committee

Our Compensation Committee is composed of Dr. Floyd, Mr. Sendrow, and Dr. Jambulingam, with Dr. Floyd serving as Chairman of the committee. Our Board of Directors has determined that each director serving on the Compensation Committee is “independent” in accordance with Rule 10C-1 under the Exchange Act and as defined under the applicable listing standards of the Nasdaq Capital Market. Further, the Board of Directors has determined that the directors serving on the Compensation Committee are “non-employee directors” as defined in rule 16b-3 promulgated under the Exchange Act and are “outside directors” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The compensation committee’s responsibilities include:

•        reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, the officers who report directly to the chief executive officer and all officers who are “insiders” subject to Section 16 of the Exchange Act;

•        evaluating the performance of our chief executive officer and such other officers in light of such corporate goals and objectives and determining and approving, or recommending to our Board of Directors for approval, the compensation of our chief executive officer and such other officers;

•        appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•        conducting the independence assessment outlined in the listing standards of the Nasdaq Capital Market with respect to any compensation consultant, legal counsel or other advisor retained by the compensation committee;

•        annually reviewing and reassessing the adequacy of the committee charter;

•        reviewing and establishing our overall management compensation and our compensation philosophy and policy;

•        overseeing and administering our equity compensation and other compensatory plans;

•        reviewing and approving our equity and incentive policies and procedures for the grant of equity-based awards and approving the grant of such equity-based awards;

•        reviewing and making recommendations to the Board of Directors regarding the adoption of or revisions to any recoupment policy or clawback policy;

•        reviewing and making recommendations to our Board of Directors with respect to non-employee director compensation; and

•        producing a report, if required, on executive compensation to be included in our annual proxy statement or Annual Report on Form 10-K.

Our Compensation Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Compensation Committee met three times in 2023.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is composed of Dr. Jambulingam, Mr. Sendrow, Dr. Floyd and Dr. Ruskin, with Dr. Jambulingam serving as Chairman of the committee. Our Board of Directors has determined that each director serving on the Nominating and Corporate Governance Committee is “independent” as defined in the applicable rules of the Nasdaq Capital Market. The Nominating and Corporate Governance Committee’s responsibilities include:

•        establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholder;

•        identifying individuals qualified to become members of our Board of Directors;

•        recommending to our Board of Directors the persons to be nominated for election as directors and to each of our board’s committees;

•        developing and recommending to our Board of Directors a set of corporate governance principles;

•        articulating to each director what is expected, including reference to the corporate governance principles and directors’ duties and responsibilities;

•        reviewing and recommending to our Board of Directors’ practices and policies with respect to directors;

•        reviewing and recommending to our Board of Directors the functions and duties relative to corporate governance and the composition of the committees of our Board of Directors;

•        reviewing and assessing the adequacy of the committee charter and submitting any changes to our Board of Directors for approval;

•        considering and reporting to our Board of Directors any questions of possible conflicts of interest of Board of Directors’ members;

•        providing for new director orientation and continuing education for existing directors on a periodic basis;

•        performing an evaluation of the performance of the committee; and

•        overseeing the evaluation of our Board of Directors.

Our Nominating and Corporate Governance Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Nominating and Corporate Governance Committee met three times in 2023.

Science and Technology Committee

Our Science and Technology Committee is comprised of Dr. Floyd, Dr. Jambulingam, Dr. Singh and Dr. Ruskin, with Dr. Floyd serving as the Chairman of the committee. Our Science and Technology Committee is responsible for, among other things:

•        periodically examining management’s strategic direction and investment in our biopharmaceutical research and development and technology initiatives;

•        identifying and discussing significant emerging science and technology issues and trends;

•        evaluating the soundness/risks associated with the technologies in which we are investing our research and development efforts; and

•        periodically reviewing our overall patent strategies.

Our Science and Technology Committee operates pursuant to a charter that is available on our website at www.virpaxpharma.com under the “Governance” section. Our Science and Technology Committee met one time in 2023.

Ad Hoc Committees

From time to time, we will appoint ad hoc committees of the Board. During 2023 we formed a Special Litigation Committee for the purpose of making decisions related to the litigation with Sorrento Therapeutics, Inc. and Scilex Pharmaceuticals Inc., the details of which are more fully disclosed under the sections titled “Risk Factors” and “Business — Recent Developments” in the 2023 Annual Report. During 2024 we appointed a Pricing Committee with respect to the public offering we consummated in May 2024.

Director Nominations Process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on our Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at an annual meeting of stockholders, the Nominating and Corporate Governance Committee may take into account many factors, including: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other Board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race and ethnicity; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

In identifying prospective director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Nominating and Corporate Governance Committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election at the Annual Meeting. When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

Stockholder Nominations for Directorships

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names and background to the Secretary of the Company at the address set forth below under “Stockholder Communications” in accordance with the provisions set forth in our bylaws. All such recommendations will be forwarded to the Nominating and Corporate Governance Committee, which will review and only consider such recommendations if appropriate biographical and other information is provided, including, but not limited to, the items listed below, on a timely basis. All security holder recommendations for director candidates must be received by the Company in the timeframe(s) set forth under the heading “Stockholder Proposals” below. Stockholders who wish to recommend a candidate for nomination should contact our Secretary in writing and provide the following information:

•        the name and address of record of the security holder;

•        a representation that the security holder is a record holder of the Company’s securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934;

•        the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•        a description of the qualifications and background of the proposed director candidate and a representation that the proposed director candidate meets applicable independence requirements;

•        a description of any arrangements or understandings between the security holder and the proposed director candidate; and

•        the consent of the proposed director candidate to be named in the proxy statement relating to the Company’s annual meeting of stockholders and to serve as a director if elected at such annual meeting.

Assuming that appropriate information is provided for candidates recommended by stockholders, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by members of the Board or other persons, as described above and as set forth in its written charter.

Board Leadership Structure and Role in Risk Oversight

While we do not have a formal policy requiring separation of the roles of Chief Executive Officer and Chairman, such positions are currently held by two separate individuals. Our Chief Executive Officer is Gerald Bruce and our Chairman is Eric Floyd. Periodically, our Board assesses these roles and the Board’s leadership structure to ensure the interests of Virpax and our stockholders are best served. Our Board has determined that its current leadership structure is appropriate. Mr. Bruce and Dr. Floyd have extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry. Having began their tenure with Virpax in 2017, each of Mr. Bruce and Dr. Floyd have extensive knowledge of all aspects of our Company, our business and associated risks.

While management is responsible for assessing and managing risks to Virpax, our Board is responsible for overseeing management’s efforts to assess and manage risk. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks, and standing committees of our Board. Our Board satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our Board believes that full and open communication between management and the Board is essential for effective risk management and oversight.

Stockholder Communications

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, and subject to advice from legal counsel, the Secretary of the Company is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the Board as he considers appropriate.

Communications from stockholders will be forwarded to all directors if they relate to important substantive matters or if they include suggestions or comments that the Secretary considers to be important for the Board to know. Communication relating to corporate governance and corporate strategy are more likely to be forwarded to the Board than communications regarding personal grievances, ordinary business matters, and matters as to which the Company tends to receive repetitive or duplicative communications.

Stockholders who wish to send communications to the Board should address such communications to: The Board of Directors, Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312 Attention: Secretary. Our Secretary will forward the communication to the appropriate director or directors.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics (“Code of Ethics”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.virpaxpharma.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Capital Market rules concerning any amendments to, or waivers from, any provision of the Code of Ethics. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this proxy statement.

Anti-Hedging Policy

We have adopted an insider trading policy, which incorporates anti-hedging provisions. Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Limitation of Directors Liability and Indemnification

We have entered into indemnification agreements with each of our current directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. We also intend to enter into indemnification agreements with our future directors and executive officers.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our current executive officers:

Name of Individual	Age	Position(s) Held With Virpax	Serving in Position Since
Gerald Bruce	68	Chief Executive Officer (Principal Executive Officer) and Chairman of the Board, Class I Director	2023
Vinay Shah	61	Chief Financial Officer (Principal Financial and Accounting Officer) and Corporate Secretary	2023
Sheila Mathias, PhD, JD, MBA	56	Chief Scientific Officer	2021

Our executive officers are elected by, and serve at the discretion of, our Board. The business experience for the past five years, and in some instances, for prior years, of each of our executive officers is as follows:

Gerald W. Bruce has served as our Chief Executive Officer since November 20, 2023, as a director since July 2021 and as our Executive Vice President and our Commercial Operations Officer from August 2017 until his appointment as our Chief Executive Officer. Mr. Bruce has spent over 30 years, including 20 years in senior leadership roles, in the Pharmaceutical and Medical Nutrition industry. He started his career in May 1983 at Johnson & Johnson Inc. where he was an award-winning sales representative and held leadership positions of increasing responsibility in sales and marketing ending with his role as Group Product Director of Analgesics in September 1998. From September 1998 to November 2000, he served as Vice President of Sales at Bristol-Myers Squibb Co. where he led the Cardiovascular and Metabolic sales force. From November 2000 to January 2006, he served as Vice President of Managed Markets where he led the team responsible for the development and implementation of the reimbursement strategy for Bristol-Myers Squibb’s US portfolio. From January 2006 to June 2008, Mr. Bruce was the Senior Vice President of Commercial Operations at NitroMed, Inc. where he was responsible for building the commercial strategy and led the team responsible for the development and implementation of the commercial plan for the start-up company’s first product for the treatment of heart failure. From April 2009 to November 2018, Mr. Bruce served as Vice President of Sales for Nutricia North America, Danone Medical Nutrition Division. Mr. Bruce currently serves on the Board of Trustees for Lincoln University and is a Board member for the National Sales Network. He received his bachelor’s degree in business administration from Lincoln University and a master’s degree in leadership from the McDonough School of Business at Georgetown University. Mr. Bruce was selected as a director due to his extensive experience at pharmaceutical companies and knowledge of the pharmaceutical industry.

Vinay Shah became our Chief Financial Officer in June 2023. Previously, Mr. Shah served as the Chief Financial Officer of Aravive, Inc. from October 2018 until June 2022. Mr. Shah also served as the Chief Financial Officer of Aravive Biologics, Inc. from 2010 until June 2022, initially as a consultant and from 2017 as an employee. Mr. Shah brings more than 20 years of financial management experience in the medical device and biopharmaceutical industries to our company. From 2008 until 2016, he served in various positions at Pacira Pharmaceuticals Inc., a specialty pharmaceutical company, including Executive Director of Finance and Executive Director of Strategy Analytics, initially as a consultant and since 2010 as an employee. Before Pacira Pharmaceuticals Inc., Mr. Shah worked for Cardinal Health’s medical device group in various finance management positions. The group was subsequently consolidated and spun off as CareFusion and then sold to Becton, Dickinson and Company. His prior work experience includes positions at Pricewaterhouse Coopers LLP and KPMG in India and the Middle East. Mr. Shah received a Bachelor of Commerce degree from Ranchi University in India. He is a Chartered Accountant from the Institute of Chartered Accountants in India and has an MBA from W.P. Carey School of Business at Arizona State University.

Sheila A. Mathias, PhD, JD became our Chief Scientific Officer in April 2021. Dr. Mathias has more than 20 years of leadership experience in the pharmaceutical industry accelerating drug development. She brings extensive global regulatory affairs strategic guidance and clinical development experience having worked across a range of therapeutic areas, including pain management, addiction medicine, and dermatology. This experience has spanned across big pharma, mid-sized, to start-up biotechnology companies. Most recently, she held the position Senior Director Global Regulatory Affairs at Sun Pharma Advanced Research Company from 2018 to 2021. Since 2018 she has served on the Advisory Board for Tennessee State University Department of Biology. Dr. Mathias has held increasing roles of responsibility, entering the pharmaceutical industry at Merck US Human Health in the position of Medical Science

Liaison. Dr. Mathias transitioned into Regulatory Affairs at Aventis Pharmaceuticals and has successfully brought multiple products through regulatory approval. Her experience includes roles at Braeburn Pharmaceuticals from 2015 to 2018, Otsuka Pharmaceuticals from 2013 to 2018, Actelion Clinical Research from 2012 to 2013, Cephalon from 2007 to 2011, Novartis Pharmaceuticals from 2005 to 2007 and Aventis Pharmaceuticals from 2002 to 2005. Dr. Mathias received a B.S in Zoology from Howard University, a PhD in Neurophysiology from Meharry Medical College, an executive MBA from Saint Joseph’s University, and a JD from Northwestern California University School of Law.

EXECUTIVE COMPENSATION

Summary Compensation Table

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below and the non-employee members of our Board of Directors. In 2023, our “Named Executive Officers” and their positions were:

•        Gerald Bruce, our Chief Executive Officer;

•        Anthony Mack, our Former Chief Executive Officer and Former Chairman of the Board of Directors;

•        Sheila A. Mathias, PhD, JD, our Chief Scientific Officer;

•        Vinay Shah, our Chief Financial Officer; and

•        Christopher Chipman, our Former Chief Financial Officer.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.

2023 Summary Compensation Table

The following table sets forth information concerning the compensation of our Named Executive Officers for the years ended December 31, 2023 and 2022:

Name & Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation	Total
Gerald W. Bruce(2)	2023	$38,000	$29,000	$61,000	$—	$128,000
Chief Executive Officer

Anthony Mack	2023	$445,000	$—	$60,000	$711,000	$1,216,000
Former Chief Executive Officer, Chairman(3)	2022	$467,000	$238,000	$79,000	$—	$784,000

Sheila A. Mathias PhD, JD	2023	$308,000	$115,000	$75,000	$—	$498,000
Chief Scientific Officer

Vinay Shah(4)	2023	$123,000	$115,000	$86,000	$—	$324,000
Chief Financial Officer

Christopher Chipman	2023	$169,000	$—	$75,000	$247,000	$491,000
Former Chief Financial Officer(5)	2022	$296,000	$90,000	$81,000	$—	$467,000

____________

(1)      Amounts reflect the full grant date fair value of stock options granted during the years ended December 31, 2023 and 2022 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the option awards in Note 7 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023.

(2)      Mr. Gerald Bruce was appointed as our Chief Executive Officer effective as of November 20, 2023. Amounts included in the salary and bonus columns reflect compensation received as Chief Executive Officer between November 20, 2023 and December 31, 2023. Prior to being appointed as Chief Executive Officer, Mr. Bruce received equity compensation as a consultant serving as our Executive Vice President of Commercial Operations.

(3)      Mr. Mack resigned as our Chief Executive Officer effective November 17, 2023. The amount reflected in all Other Compensation represents estimated separation expense of $711,000. Refer to Note 5- Commitments and Contingencies to our consolidated financial statements included in the 2023 Annual Report.

(4)      Mr. Shah was appointed as our Chief Financial Officer effective as of June 20, 2023. Amount reflects compensation received as Chief Financial Officer between June 20, 2023 and December 31, 2023.

(5)      Mr. Chipman resigned as our Chief Financial Officer effective June 30, 2023. Amounts reflect in all other Compensation severance paid of $234,000 and COBRA payments of $13,000 in accordance with his separation agreement effective June 30, 2023.

Our Board of Directors, in consultation with our Compensation Committee, annually reviews the compensation paid to our Named Executive Officers to assess the adequacy of the compensation paid to our Named Executive Officers. These annual assessments are done in order to periodically align our compensation practices with what our Board of Directors believe to be compensation levels more commensurate with companies of similar size and development stage as the Company. Pursuant to these annual assessments, on January 29, 2024, the Compensation Committee approved cash bonus awards for their 2023 performance to Mr. Bruce of $29,000 and Mr. Shah and Dr. Mathias of $115,000 each and equity awards of an option to purchase 12,500 shares of our Common Stock to Mr. Bruce and an equity award of an option to purchase 11,200 shares of our Common Stock to each of Mr. Shah and Dr. Mathias. All of the grants were made under the 2022 Plan. The options have an exercise price of $3.18 per share, the fair market value of the Common Stock on the date of grant and vests annually over three years commencing one year after the date of grant, as adjusted pursuant to the 1 to 10 reverse stock split effective March 1, 2024.

On January 25, 2023, the Compensation Committee approved cash bonus awards and increases to the base salaries for each of our Named Executive Officers based upon the Company’s and management’s performance in 2022. Based on these assessments, Mr. Mack and Mr. Chipman were awarded bonuses of $238,000 and $90,000, respectively. In addition, Mr. Mack’s base salary was increased to $494,000 per year and Mr. Chipman’s base salary was increased to $312,000 per year.

Compensation Arrangements with our Named Executive Officers

Mr. Bruce

Effective November 20, 2023, Mr. Bruce was appointed to serve as our Chief Executive Officer.

On December 6, 2023, we entered into an employment agreement with Mr. Bruce (the “Bruce Employment Agreement”). The term of the Bruce Employment Agreement initiated upon the commencement of the agreement and terminates upon either death, Disability, for Cause, for Good Reason (as such terms are defined in the Bruce Employment Agreement), or for other reasons by us or Mr. Bruce. Under the Bruce Employment Agreement, Mr. Bruce will be paid an annual base salary of $500,000 subject to annual increases at the discretion of the Board and will be eligible for an annual bonus in an amount up to 50% of his base salary, pro-rated for 2023, which will be awarded by the Board in its sole discretion based on the achievement of Company and personal performance metrics established by the Board on an annual basis. To receive any bonus, Mr. Bruce must be employed by the Company at the time of payment.

If Mr. Bruce’s employment is terminated in the event of Disability or death, the Company would have no further obligations under the Bruce Employment Agreement, except for any Accrued Obligations (as defined in the Bruce Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. If the Company terminates Mr. Bruce’s employment for Cause, the Company would have no further obligation under the Bruce Employment Agreement, except for any Accrued Obligations due. If the Company’s terminates Mr. Bruce’s employment other than for Disability or for Cause, in addition to any Accrued Obligations due, subject to Mr. Bruce executing a release, Mr. Bruce would be entitled to receive (i) severance payments in an amount equal to Mr. Bruce’s base salary for a period of twelve months after the effective date of the termination; (ii) reimbursement of medical insurance premiums until the earlier of (1) twelve months or (2) the date Mr. Bruce becomes eligible for medical benefits through another employer, subject to certain conditions; (iii) if vesting shall not have accelerated under the equity awards then held by Mr. Bruce, the Company will accelerate the vesting of the number of shares subject to options that would have vested in the twelve (12) month period after his separation, such that, effective as immediately prior to the separation date, he will be considered to have vested in all options granted to him through, and no later than twelve (12) months following the date of the separation; and (iv) effective as immediately prior to the separation date, the Company shall extend the period of time for Mr. Bruce to exercise any vested shares subject to options until the earlier of (1) the expiration date of the applicable option, or (2) twelve (12) months after his separation date.

If Mr. Bruce terminates his employment for Good Reason, Mr. Bruce would be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by the Company other than for Disability or for Cause.

Notwithstanding the above description, if Mr. Bruce’s employment is terminated by Mr. Bruce for Good Reason or by the Company without Cause (other than on account of Mr. Bruce’s death or Disability), in each case within twelve months following a Change in Control (as defined in the Bruce Employment Agreement), Mr. Bruce will be entitled to receive any Accrued Obligations due and, subject to Mr. Bruce’s compliance with the terms of the

Bruce Employment Agreement and Mr. Bruce’s execution of a release, the following: (i) a lump sum payment equal to two times the sum of Mr. Bruce’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Mr. Bruce’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Mr. Bruce under the 2022 Plan.

Prior to his appointment as our Chief Executive Officer, Mr. Bruce served as our Executive Vice President, Commercial Operations pursuant to the terms of a consulting agreement that we entered into with him on April 25, 2023. For his services Mr. Bruce was issued stock options to purchase up to 10,000 shares of our Common Stock upon execution of the consulting agreement.

Mr. Shah

Effective June 20, 2023, we entered into an employment agreement with Vinay Shah (the “Shah Employment Agreement”). The term of the Shah Employment Agreement initiated upon the commencement of the agreement and terminates upon either death, Disability, for Cause, for Good Reason (as such terms are defined in the Shah Employment Agreement), or for other reasons by us or Mr. Shah. The Shah Employment Agreement provides for Mr. Shah to serve as the Company’s Chief Financial Officer reporting to the Company’s Chief Executive Officer and provides for an annual base salary of $312,000, subject to annual increases at the discretion of the Board of Directors. Under the Shah Employment Agreement, Mr. Shah is eligible for an annual bonus with a target amount equal to 30% of his base salary which will not be pro-rated for the first year, which will be awarded by our Board in its sole discretion based on the achievement of the Company and Mr. Shah of corporate and personal performance metrics established by the Board on an annual basis. To receive any bonus, Mr. Shah must be employed by the Company at the time of payment. Mr. Shah may also receive, in the discretion of the Board, equity awards under the 2022 Plan, or any other equity incentive plan that the Company may adopt in the future. Mr. Shah is also eligible to participate in all vacation and other fringe benefit programs of the Company to the extent and on the same terms and conditions as are accorded to other senior management employees of the Company. On June 20, 2023, Mr. Shah was awarded an option to purchase up to 10,000 shares of Common Stock, 25% vesting after 12 months of his continuous services and the remaining 75% vesting in equal monthly installments over the next 24 months.

The Company may terminate the Shah Employment Agreement upon written notice to Mr. Shah in the event of Disability (as defined in the Shah Employment Agreement) or death, in which event the Company would have no further obligations under the Shah Employment Agreement, except for any Accrued Obligations (as defined in the Shah Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. The Company may also terminate the Shah Employment Agreement for Cause (as defined in the Shah Employment Agreement) immediately upon providing written notice of such termination to Mr. Shah. If the Company terminates the Shah Employment Agreement for Cause, the Company would have no further obligation under the Shah Employment Agreement, except for any Accrued Obligations due. The Company may terminate the Shah Employment Agreement other than with respect to a Disability or for Cause immediately upon written notice of termination to Mr. Shah and if it does so subject to the Company’s receipt of a release, in addition to any Accrued Obligations due, Mr. Shah is entitled to receive (i) severance payments in an amount equal to Mr. Shah’s base salary for a period of twelve months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) twelve months or (2) the date Mr. Shah becomes eligible for medical benefits through another employer, subject to certain conditions.

Mr. Shah may terminate his agreement for Good Reason (as defined in the Shah Employment Agreement) upon providing written notice of such termination to us. If Mr. Shah terminates his employment for Good Reason, Mr. Shah will be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by the Company other than for Disability or for Cause.

If the Shah Employment Agreement is terminated by Mr. Shah for Good Reason or by us without Cause (other than on account of Mr. Shah’s death or Disability), subject to the Company’s receipt of a release in each case within twelve months following a Change in Control (as defined in the Shah Employment Agreement), Mr. Shah will be entitled to receive the Accrued Obligations and, subject to Mr. Shah’s compliance with the terms of the Shah Employment Agreement, Mr. Shah will be entitled to receive the following: (i) a lump sum payment equal to two times the sum of Mr. Shah’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Mr. Shah’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Mr. Shah under the 2022 Plan.

In connection with his entry into the Shah Employment Agreement, Mr. Shah entered into a customary Confidential Disclosure Invention Assignment Agreements with the Company.

Dr. Mathias

On April 7, 2021, we entered into an employment agreement with Sheila Mathias, (the “Mathias Employment Agreement”). The Mathias Employment Agreement provides for Dr. Mathias to serve as the Company’s Chief Scientific Officer reporting to the Company’s Chief Executive Officer and provided for an initial annual base salary of $250,000 which was increased to $312,000 on January 25, 2023 and is subject to annual increases at the discretion of the Board. Under the Mathias Employment Agreement, Dr. Mathias is eligible for an annual bonus with a target amount equal to 30% of her base salary, awarded by our Board in its sole discretion based on the achievement of the Company and Dr. Mathias of corporate and personal performance metrics established by the Board on an annual basis. To receive any bonus, Dr. Mathias must be employed by the Company at the time of payment. Dr. Mathias is also eligible to receive, in the discretion of the Board, equity awards under the 2022 Plan, or any other equity incentive plan that the Company adopted. Dr. Mathias is also eligible to receive other customary benefits described in the Mathias Employment Agreement. The Mathias Employment Agreement shall automatically terminate effective as of the date of Dr. Mathias’ death, or immediately upon written notice to Dr. Mathias in the event of Disability (as defined in the Mathias Employment Agreement)or death, in which event the Company would have no further obligations under the Mathias Employment Agreement, except for any Accrued Obligations (as defined in the Mathias Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. We also may terminate the Mathias Employment Agreement for Cause (as defined in the Mathias Employment Agreement) immediately upon providing written notice of such termination to Dr. Mathias. If we terminate the Mathias Employment Agreement for Cause, we would have no further obligation under the Mathias Employment Agreement, except for any Accrued Obligations due. We could terminate the Mathias Employment Agreement without Cause immediately upon written notice of termination to Dr. Mathias. If we terminate the Mathias Employment Agreement without Cause, in addition to any Accrued Obligations due, Dr. Mathias is entitled to receive (i) severance payments in an amount equal to Dr. Mathias’ base salary for a period of six months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) six months or (2) the date Dr. Mathias becomes eligible for medical benefits through another employer, subject to certain conditions.

Dr. Mathias may terminate her agreement for Good Reason (as defined in the Mathias Employment Agreement) upon providing written notice of such termination to us. If Dr. Mathias terminates her employment for Good Reason, Dr. Mathias would be entitled to receive the same payments and benefits on the same terms and conditions as would have been applicable upon termination by us without Cause.

If the Mathias Employment Agreement is terminated by Dr. Mathias for Good Reason or by us without Cause (other than on account of Dr. Mathias’ death or Disability), in each case within twelve months following a Change in Control (as defined in the Mathias Employment Agreement), Dr. Mathias shall be entitled to receive the Accrued Obligations and, subject to Dr. Mathias’ compliance with the terms of the Mathias Employment Agreement, shall be entitled to receive the following: (i) a lump sum payment equal to two times the sum of Dr. Mathias’ base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Dr. Mathias’ cash bonus for the calendar year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Dr. Mathias under the equity incentive plan.

The Mathias Employment Agreement has a term of three years from the effective date and will be extended upon the expiration. In connection with her entry into the Mathias Employment Agreement, Dr. Mathias entered into a customary Confidential Disclosure Invention Assignment Agreements with the Company.

Former Executive Officers

Mr. Mack

On September 18, 2018, we entered into an employment agreement with Mr. Mack, as amended (the “Mack Employment Agreement”). The term of the Mack Employment Agreement initiated upon the commencement of the agreement and terminates upon either death, disability, for cause, for good reason, or for other reasons by us or Mr. Mack. Under the Mack Employment Agreement, as amended, Mr. Mack was initially paid an annual base salary of $375,000 which was amended to $494,000 on January 25, 2023, and was entitled to an annual performance bonus targeted at an amount equal to 50% of his base salary based on the achievement of our corporate objectives and Mr. Mack’s individual performance metrics, in each case as established by the Board of Directors in consultation with Mr. Mack. Upon the recommendation of the Compensation Committee and in consultation with Mr. Mack, the Board of Directors could have awarded Mr. Mack an annual bonus in excess of the targeted amount. The Mack Employment Agreement could have been terminated by us immediately upon written notice to Mr. Mack, or by Mr. Mack upon 30 days’ notice provided to us. Concurrent with the execution of his employment agreement, we and Mr. Mack agreed to an executive confidentiality agreement (the “Executive Confidentiality Agreement”) that contains standard non-disclosure and non-competition provisions. In the event we terminated the Mack Employment Agreement other than for cause, or Mr. Mack terminated the employment agreement for good reason, we would have been required to pay him the then effective base salary for a period of twelve months following the effective date of the termination. However, in the event of such termination, payment of the effective base salary is subject to the execution of a release of claims and the compliance by Mr. Mack with such release and all terms and provisions of the employment agreement and Executive Confidentiality Agreement that survive the termination of Mr. Mack’s employment.

Effective August 15, 2023, we entered into an amendment to the Mack Employment Agreement, which provided that if the Mack Employment Agreement was terminated by Mr. Mack for Good Reason or by us without Cause (other than on account of Mr. Mack’s death or disability) within twelve months following a Change in Control (as defined in the Mack Employment Agreement), subject to the Company’s receipt of a release in each case, Mr. Mack would have been entitled to receive his Accrued Obligations (as defined in the Mack Employment Agreement) and, subject to Mr. Mack’s compliance with the terms of the Mack Employment Agreement, Mr. Mack would have been entitled to receive the following: (i) a lump sum payment equal to two times the sum of Mr. Mack’s base salary for the year in which the termination date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), (ii) a lump sum payment equal to two times the sum of Mr. Mack’s cash bonus for the calendar year in which the termination date occurs (or if greater, the year in which the Change in Control occurs), and (iii) accelerated vesting of any award granted to Mr. Mack under our 2022 Plan.

Effective November 17, 2023, Mr. Mack resigned as our Chief Executive Officer.

Mr. Chipman

On April 7, 2021, we entered into an employment agreement with Christopher Chipman, as amended (the “Chipman Employment Agreement”). The Chipman Employment Agreement provided for Mr. Chipman to continue to serve as the Company’s Chief Financial Officer reporting to the Company’s Chief Executive Officer and provided for an annual base salary of $250,000, which was increased to $312,000 on January 25, 2023. Under the Chipman Employment Agreement, Mr. Chipman was eligible for an annual bonus with a target amount equal to 30% of his base salary, which will be awarded by our Board of Directors (the “Board”) in its sole discretion based on the achievement of the Company and Mr. Chipman of corporate and personal performance metrics established by the Board on an annual basis. Mr. Chipman was also eligible to receive, in the discretion of the Board, equity awards under the 2022 Plan, or any other equity incentive plan that the Company may adopt in the future and other customary benefits described in the Chipman Employment Agreement.

We had the right to terminate the Chipman Employment Agreement upon written notice to Mr. Chipman in the event of Disability (as defined in the Chipman Employment Agreement), in which event we would have no further obligations under the Chipman Employment Agreement, except for any Accrued Obligations (as defined in the Chipman Employment Agreement) and any portion of an earned annual bonus which remains unpaid at the time of termination. We also had the right to terminate the Chipman Employment Agreement for Cause (as defined in the Chipman Employment Agreement) immediately upon providing written notice of such termination to Mr. Chipman and we would have no further obligation under the Chipman Employment Agreement, except for any Accrued Obligations due. We also had the right to terminate the Chipman Employment Agreement without Cause immediately upon written notice of termination to Mr. Chipman and we would be obligated to pay Mr. Chipman any Accrued Obligations due and (i) severance payments in an amount equal to Mr. Chipman’s base salary for a period of six months after the effective date of the termination and (ii) reimbursement of medical insurance premiums until the earlier of (1) six months or (2) the date Mr. Chipman becomes eligible for medical benefits through another employer, subject to certain conditions.

Mr. Chipman had the right to terminate his agreement for Good Reason (as defined in the Chipman Employment Agreement) upon providing written notice of such termination to us and he would be entitled to receive the same payments and benefits on the same terms and conditions as would be applicable upon termination by us without Cause.

The Chipman Employment Agreement had a term of three years from the effective date. In connection with his entry into the Chipman Employment Agreement, Mr. Chipman entered into a customary Confidential Disclosure Invention Assignment Agreements with the Company.

On June 18, 2023, Mr. Chipman notified the Chairman of the Board of his decision to resign from his position as our Chief Financial Officer to pursue other opportunities. Mr. Chipman’s employment terminated on June 30, 2023. We entered into a separation agreement and release with Mr. Chipman (the “Separation Agreement”), effective as of June 30, 2023, providing for (i) the payment to Mr. Chipman of a total of $234,000, (the “Severance Amount”) in four equal monthly installments of $58,500; (ii) reimbursement of COBRA payments for four months; and (iii) the acceleration of the vesting of all shares subject to option awards, such options to be exercisable until the Severance Amount was fully paid. Any options that were not timely exercised were nullified. The Separation Agreement also contained mutual non-disparagement obligations and a mutual standard release of claims. As of December 31, 2023, all amounts due to Mr. Chipman have been paid and all of his stock options have been forfeited.

Severance subject to release of claims

Our obligation to provide an executive with severance payments and other benefits under each executive’s employment or consulting agreement, as applicable, is conditioned on the executive signing (and not subsequently revoking) an effective release of claims in favor of us.

Separation Agreement with Dr. Gudin

On May 2, 2024, we entered into a Separation Agreement and Release, dated May 2, 2024 (the “Separation Agreement”), with Jeffrey Gudin, pursuant to which Dr. Gudin resigned from his positions of Chief Medical Officer and Executive Vice President of the Company. The resignation is not a result of any disagreement with us on any matter relating to our operations, policies, or practices. Dr. Gudin continues to serve on our Board as a Class III Director (assuming he is re-elected at this Annual Meeting).

Pursuant to the Separation Agreement, we will pay Dr. Gudin $81,900, at the rate $6,825 semi-monthly for six (6) months in accordance with our regular payroll schedule and reimburse him for payments made for COBRA coverage for himself and his family for the lesser of six months or the date he becomes eligible for medical benefits through another employer.

Dr. Gudin’s outstanding options to purchase up to an aggregate of 20,616 shares of Common Stock, of which options to purchase up to 5,358 shares of Common Stock have not yet vested, will continue to vest and be exercisable in accordance with the terms of the 2022 Plan and his option award agreement.

The Separation Agreement contains a general release of all claims against us and our current and former officers, directors, employees and agents, and a mutual non-disparagement clause.

Clawback Policy

The Board has adopted a clawback policy which requires the clawback of erroneously awarded incentive-based compensation of past or current executive officers awarded during the three full fiscal years preceding the date on which the issuer is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the federal securities laws. There is no fault or misconduct required to trigger a clawback.

The Compensation Committee shall determine, in its sole discretion, the timing and method for promptly recouping such erroneously awarded compensation, which may include without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder, and (e) any other method authorized by applicable law or contract. Subject to compliance with any applicable law, the Compensation Committee may affect recovery under this policy from any amount otherwise payable to the executive officer, including amounts payable to such individual under any otherwise applicable Company plan or program, including base salary, bonuses or commissions and compensation previously deferred by the executive officer.

Outstanding Equity Awards at Fiscal Year End — 2023

The following table sets forth information concerning the outstanding equity awards held by each of our Named Executive Officers as of December 31, 2023:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Gerald Bruce	1,516	—		98.90	3/11/2030
Chief Executive Officer	3,000	—		46.20	4/7/2031
	6,000	—		17.60	4/25/2032
	10,000	—		7.30	4/24/2033

Anthony Mack(4)	2,022	—		98.90	2/17/2024
Former Chief Executive Officer	4,045	—		98.90	2/17/2024
	3,333	—		46.20	2/17/2024
	2,022	—		23.40	2/17/2024

Sheila A. Mathias, PhD, JD	1,667	833	(1)	46.20	4/07/2031
Chief Scientific Officer	2,023	4,045	(1)	21.30	1/31/2032
	—	11,200	(1)	7.88	1/25/2033

Vinay Shah	—	10,000	(2)	9.90	6/20/2033
Chief Financial Officer

Christopher Chipman(3)	—	—		—	—
Former Chief Financial Officer

____________

(1)      These options vest equally over 3 years starting one year after anniversary date.

(2)      These options vest 25% after 12 months from the hire date (June 20, 2023) and the remaining 75% will vest in equal monthly installments over the next 24 months.

(3)      All of Mr. Chipman’s option awards were forfeited in October of 2023.

(4)      All of Mr. Mack’s options awards were forfeited in February of 2024.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation paid to our non-employee directors, as well as employee directors who are not Named Executive Officers, during the year ended December 31, 2023:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(3)	Total ($)
Eric Floyd, PhD	$55,000	$23,850	$78,850
Jerrold Sendrow, CFP	$55,000	$18,550	$73,550
Thani Jambulingam, PhD	$55,000	$21,200	$76,200
Vanila M. Singh, MD	$55,000	$7,950	$62,950
Michael F. Dubin	$55,000	$10,600	$65,600
Barbara A. Ruskin, PhD, J.D.	$46,000	$17,750	$63,750
Jeffrey Gudin, MD(2)	$158,000	$34,000	$192,000

____________

(1)      Amounts reflect the full grant date fair value of stock options granted during 2023 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of the option awards in Note 7 to our financial statements included in the 2023 Annual Report.

(2)      The amount shown in fees earned or paid in cash of $158,000 and options granted of $34,000 was earned in his capacity as an employee and not as a director. Dr. Gudin resigned from his positions of Chief Medical Officer and Executive Vice President of the Company effective April 15, 2024.

(3)      The table below shows the aggregate number of option awards outstanding at fiscal year-end for each of our non-employee directors, as well as employee directors who are not Named Executive Officers, who served as directors during the year ended December 31, 2023.

Name	Number of Shares Subject to Outstanding options as of December 31, 2023
Jeffrey Gudin, MD	20,617
Eric Floyd, PhD	11,066
Jerrold Sendrow, CFP	9,054
Thani Jambulingam, PhD	9,756
Vanila M. Singh, MD	5,549
Michael F. Dubin	5,231
Barbara Ruskin, PhD, J.D.	2,500

Non-Employee Director Compensation Policy

Our director compensation policy which provides for:

•        on January 1 of each year, each non-employee director will be granted Stock Options under the 2022 Plan to purchase 1,500 shares of Common Stock.

•        each new non-employee director will be granted Stock Options under the 2022 Plan to purchase up to 2,500 shares of Common Stock, as determined by the Compensation Committee, at the time the individual first becomes a director.

•        on January 1, of each year, each then serving non-Chair member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall automatically be granted Stock Options to purchase 500 shares of Common Stock under the 2022 Plan, and the Chair of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall each be granted Stock Options to purchase 1,000 shares of Common Stock under the 2022 Plan.

In addition, our non-employee directors receive a cash payment $60,000 per year.

On January 1, 2023, options were granted to the Non-Employee Directors pursuant to the 2022 Plan to purchase an aggregate of 15,500 shares of Common Stock, with all grants being made under the 2022 Plan. The options have an exercise price of $6.22 per share, the fair market value of the Common Stock on the date of grant. The options granted to the directors will vest upon the one-year anniversary of the grant date and have a ten-year expiration date.

On January 29, 2024, options to purchase 4,500 shares of Common Stock were granted to Dr Floyd for service as Chair of the Board of Directors and each other the Non-Employee Directors was granted an option to purchase an aggregate of 2,500 shares of Common Stock, with all grants being made under the 2022 Plan. The options have an exercise price of $3.18 per share, the fair market value of the Common Stock on the date of grant. The options granted to the directors will vest upon the one-year anniversary of the grant date and have a ten-year expiration date.

Limitation of Directors Liability and Indemnification

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholder for monetary damages for breach of their fiduciary duties. Our Amended and Restated Certificate of Incorporation limits the liability of our directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and named executive officers whereby we have agreed to indemnify those directors and officers to the fullest extent permitted by law, including indemnification against expenses and liabilities incurred in legal proceedings to which the director or officer was, or is threatened to be made, a party by reason of the fact that such director or officer is or was a director, officer, employee or agent of ours, provided that such director or officer acted in good faith and in a manner that the director or officer reasonably believed to be in, or not opposed to, our best interests.

We have director and officer liability insurance to cover certain liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. Our Amended and Restated Certificate of Incorporation and bylaws, as amended provide that we will indemnify our directors and officers who, by reason of the fact that he or she is or was one of our officers or directors of our Company, is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative related to their board role with us. However, there is no further director and officer insurance coverage available with respect to the litigation with Sorrento Therapeutics, Inc. and Scilex Pharmaceuticals Inc. or potential claims by Mr. Mack related thereto.

Indemnification Agreements

We have entered into Indemnification Agreements with each of our current directors and certain executive officers. The Indemnification Agreements provide for indemnification against expenses, judgments, fines and penalties actually and reasonably incurred by an indemnitee in connection with threatened, pending or completed actions, suits or other proceedings, subject to certain limitations. The Indemnification Agreements also provide for the advancement of expenses in connection with a proceeding prior to a final, nonappealable judgment or other adjudication, provided that the indemnitee provides an undertaking to repay to us any amounts advanced if the indemnitee is ultimately found not to be entitled to indemnification by us. The Indemnification Agreement sets forth procedures for making and responding to a request for indemnification or advancement of expenses, as well as dispute resolution procedures that will apply to any dispute between us and an indemnitee arising under the Indemnification Agreements.

Equity Compensation Plan Information

Incentive plans

2022 Incentive Plan

On June 14, 2022, the Company established the 2022 Plan, at which time all new grants of awards were made under the 2022 Plan and no new grants of awards have been made under the 2017 Plan. The Company believes that offering ownership interests in the Company is a key factor in retaining and recruiting employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in the Company’s success.

2017 Incentive Plan

On May 20, 2017, our Board of Directors adopted the 2017 Plan, and on May 21, 2018, our Board of Directors approved the Amended and Restated 2017 Plan, which was further amended on April 25, 2020. As noted above, upon the approval of the 2022 Plan, all new grants of awards were made under the 2022 Plan and no new grants of awards will be made under the 2017 Plan.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2023.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Plan category
Equity compensation plans approved by security holders(1)	175,686	(2)	$34.60	116,511	(3)(4)
Equity compensation plans not approved by security holders	—		—	—
Total	175,686		$34.60	116,511

____________

(1)      The amounts shown in this row include securities under the 2017 Plan and the 2022 Plan.

(2)      Includes 98,886 and 76,800 shares of Common Stock issuable upon exercise of outstanding options pursuant to the 2017 Plan and the 2022 Plan, respectively, as of December 31, 2023.

(3)      In accordance with the “evergreen” provision in the 2022 Plan, an additional 23,428 shares were automatically made available for issuance on the first day of 2023, which represents 2% of the number of shares outstanding on December 31, 2023; these shares are excluded from this calculation.

(4)      Includes 0 and 116,511 shares of Common Stock available for issuance under the 2017 Plan and the 2022 Plan, respectively, as of December 31, 2023.

REPORT OF THE AUDIT COMMITTEE*

The undersigned members of the Audit Committee of the Board of Virpax Pharmaceuticals, Inc. (the “Company”) submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2023 as follows:

1.      The Audit Committee has reviewed and discussed with management the audited financial statements for the Company for the fiscal year ended December 31, 2023.

2.      The Audit Committee has discussed with representatives of EisnerAmper LLP, the independent public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.      The Audit Committee has discussed with EisnerAmper LLP, the independent public accounting firm, the auditors’ independence from management and the Company has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board.

In addition, the Audit Committee considered whether the provision of non-audit services by EisnerAmper LLP is compatible with maintaining its independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Audit Committee of Virpax Pharmaceuticals, Inc.**

Jerrold Sendrow, Chairman
Eric Floyd
Thani Jambulingam
Michael F. Dubin

____________

*        The foregoing report of the Audit Committee is not to be deemed “soliciting material” or deemed to be “filed” with the Securities and Exchange Commission (irrespective of any general incorporation language in any document filed with the Securities and Exchange Commission) or subject to Regulation 14A of the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent we specifically incorporate it by reference into a document filed with the Securities and Exchange Commission.

**      Eric Floyd appears as a signatory to this Audit Committee Report because he was a member of the Audit Committee in the fiscal year ended December 31, 2023, but he no longer serves as a member of the Audit Committee. Barbara Ruskin has not signed the report as she was not an Audit Committee member at year end.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock, as of June 3, 2024:

•        each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock;

•        each of our executive officers;

•        each of our directors; and

•        all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 2,741,600 shares of Common Stock outstanding as of June 3, 2024. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to the exercise of options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of June 3, 2024 are counted as outstanding. Unless noted otherwise, the address of all listed stockholder is 1055 Westlakes Drive, Suite 300, Berwyn, Pennsylvania 19312. Each of the stockholder listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Shares Beneficially Owned
5% or Greater Stockholders
Virpax Pharmaceuticals, LLC	273,043	(3)	10%

Named Executive Officers and Directors Other Than 5% or Greater Stockholders
Gerald Bruce	20,920	(1)	*
Vinay Shah	2,812	(2)	*
Anthony P. Mack	25,255	(3)(4)	*
Sheila Mathias, PhD, J.D., MBA	10,278	(5)	*
Jeffrey Gudin, MD	16,016	(6)	*
Eric Floyd, PhD	11,866	(7)	*
Jerrold Sendrow, CFP	9,954	(8)	*
Thani Jambulingam, PhD	9,856	(9)	*
Vanila Singh, MD, MACM	5,549	(10)	*
Michael F. Dubin	5,231	(11)	*
Barbara A. Ruskin, PhD, J.D.	2,500	(12)	*
Christopher Chipman	—	(13)	—
Directors and Officers as a Group (12 persons)	120,237		4.2%

____________

*        Less than 1%.

(1)      Includes 404 shares of Common Stock and 20,516 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of June 3, 2024.

(2)      Includes 2,812 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of June 3, 2024.

(3)      Anthony Mack, our Former Chief Executive Officer, and Jeffrey Gudin, Director, are the members of Virpax Pharmaceuticals, LLC. Due to Mr. Mack’s ownership of 88.8888% of the outstanding member units of Virpax Pharmaceuticals, LLC, he may be deemed to have sole voting and dispositive control over the shares of Common Stock held by Virpax Pharmaceuticals, LLC. As a result, Mr. Mack may be deemed to beneficially own the shares of Common Stock held by Virpax Pharmaceuticals, LLC. Mr. Mack resigned as our Chief Executive Officer and Chair of the Board, effective November 17, 2023.

(4)      Includes 25,255 shares of Common Stock held by Mr. Mack and his spouse.

(5)      Includes 10,278 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of June 3, 2024.

(6)      Includes 758 shares of Common Stock, and 15,258 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 3, 2024.

(7)      Includes 800 shares of Common Stock, and 11,066 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 3, 2024.

(8)      Includes 900 shares of Common Stock and 9,054 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 3, 2024.

(9)      Includes 100 shares of Common Stock and includes 9,756 shares of Common Stock issuable upon exercise of stock options exercisable within 60 days of June 3, 2024.

(10)    Includes 5,549 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of June 3, 2024.

(11)    Includes 5,231 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of June 3, 2024.

(12)    Includes 2,500 shares of Common Stock issuable upon exercise of stock options that are exercisable within 60 days of June 3, 2024.

(13)    Mr. Chipman resigned as our Chief Financial Officer, effective June 30, 2023.

Transactions with Related Persons

Other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation” there have been no related party transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2023 and 2022, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation” and “Director Compensation.”

Policies and Procedures for Related Party Transactions

Our Board of Directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets as of December 31, 2023 and 2022 and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to (i) whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party; (ii) the extent of the related person’s interest in the transaction; (iii) the benefits to the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; (v) the availability of other sources for comparable products or services; (vi) the terms of the transaction; and (vii) the terms available to unrelated third parties.

Director Independence

Our Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that Dr. Floyd, Mr. Sendrow, Dr. Jambulingam, Dr. Singh, Mr. Dubin and Dr. Ruskin do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Rules of the Nasdaq Market and the SEC. See also, “Corporate Governance — Director Independence.”

PROPOSAL 2:

RATIFY THE APPOINTMENT OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2024

The Audit Committee has reappointed EisnerAmper LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2024, and has further directed that management submit their selection of independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as public registered accounting firm. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for the year ended December 31, 2024, the Audit Committee will reconsider its appointment.

Principal Accountant Fees and Services

The following table summarizes the fees paid for professional services rendered by EisnerAmper LLP, our independent registered public accounting firm, for each of the last two fiscal years.

Year ending December 31,	2023	2022
Audit fees(1)	$329,805	$231,420
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$329,805	$231,420

____________

(1)      Audit fees consist of fees incurred for professional services rendered for the audit of our annual financial statements and review of the quarterly financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings or engagements. Audit fees includes fees of approximately $29,000 for consents and comfort letters in 2022.

Auditor Independence

In our fiscal year ended December 31, 2023, there were no other professional services provided by EisnerAmper LLP, located in Philadelphia, Pennsylvania, Firm ID: 274, that would have required our audit committee to consider their compatibility with maintaining the independence of EisnerAmper LLP.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to EisnerAmper LLP for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our audit committee.

Attendance at Annual Meeting

We expect that representatives of EisnerAmper LLP will be present at the Annual Meeting telephonically and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Vote Required

The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented at the meeting and voting affirmatively or negatively on such matter is required to approve this Proposal 2. Abstentions, if any, will not affect the outcome of the vote on this Proposal 2.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3

AMENDMENT TO THE VIRPAX PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 267,799 SHARES TO 500,000 SHARES

The 2022 Plan was initially approved by the Board and our stockholders in June 2022. The 2022 Plan, as adopted, initially reserved an aggregate of 150,000 shares of Common Stock (post-reverse stock split), plus shares from outstanding awards that are canceled or forfeited under the 2017 Equity Incentive Plan (the “2017 Plan”) for issuance under the 2022 Plan. The shares available for issuance under the 2022 Plan increased by 46,853 shares pursuant to its evergreen provision and by 35,348 shares as a result of awards under the 2017 Plan that have been forfeited, cancelled, returned to or repurchased by the Company since the date the 2022 Plan was approved. Our Board has approved, subject to stockholder approval, an amendment to the 2022 Plan to increase the number of shares authorized for issuance thereunder by 267,799 shares of Common Stock to 500,000 shares. The proposed Amendment No. 1 to the 2022 Plan (the “2022 Plan Share Increase Amendment”), is attached hereto as Annex A.

A summary of the 2022 Plan, as proposed to be amended, is set forth below. This summary is qualified in its entirety by the full text of the 2022 Plan and the proposed 2022 Plan Share Increase Amendment. Stockholders are also being asked to approve an amendment to the 2022 Plan to increase of the evergreen provision percentage by which the number of shares of Common Stock available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31 (Proposal 4) and this summary is also qualified by the full text of such amendment. The adoption of this Proposal 3 and the adoption of Proposal 4 are not contingent upon one another.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2022 Plan Share Increase Amendment to increase the number of authorized shares. In making such recommendation, the Board considered a number of factors, including the following:

•        Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2022 Plan Share Increase Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•        We believe the current amount of shares remaining available for grant under the 2022 Plan are not sufficient in light of our compensation structure and strategy, and that the additional shares being sought plus future increases pursuant to the evergreen provision currently in place (or the increased evergreen provision if Proposal 4 is approved) will help us ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2022 Plan Share Increase Amendment.

Stockholders are asked to approve the 2022 Plan Share Increase Amendment to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2022 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Share Usage and Key Data

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Compensation Committee monitors our annual stock award Burn Rate and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Committee’s judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, non-employee directors and consultants. The table below illustrates our Burn Rate and Overhang under our 2022 Plan for the past three fiscal years with details of each calculation noted below the table.

	2023	2022	2021
Burn Rate(1)	9%	4%	2%
Overhang(2)	20%	19%	12%

____________

(1)      Burn Rate is (number of shares subject to equity awards granted during a fiscal year)/(total common shares outstanding for that fiscal year).

(2)      Overhang is (number of shares subject to outstanding awards at the end of a fiscal year + number of shares available for new awards under incentive plan)/(number of shares subject to outstanding awards at the end of the fiscal year + number of shares available for new awards under incentive plan + total common shares outstanding for that fiscal year).

As of June 3, 2024, our capital structure consisted of 2,741,600 shares of Common Stock outstanding and no shares of preferred stock. The table below shows our potential dilution (referred to as “overhang”) levels based on our most recent Common Stock outstanding, equity awards outstanding and our request for 267,799 additional shares to be available pursuant to the 2022 Plan. The 267,799 additional shares represent 10% of our outstanding shares as of June 3, 2024. The Board believes that the additional shares requested represents a reasonable amount of potential equity dilution, which will allow us to continue awarding equity awards, an important component of our compensation program.

	# Shares Outstanding as of 6/3/2024	% of Common Shares Outstanding as of 6/3/2024
New Share Reserve Proposal	267,799	4.3%
Stock Options Outstanding under 2017 Plan and 2022 Plan	226,221	3.7%
Shares Currently Remaining Available for Issuance under 2022 Plan	89,401	1.4%
Total Awards Outstanding + Shares Currently Available for Issuance + New Share Reserve	583,421	9.5%
Common Shares Outstanding (together with Common Shares issuable upon exercise of outstanding warrants) as of 6/3/2024(1)	6,173,077

____________

(1)      Consisting of: (i) 2,741,600 shares of Common Stock outstanding; and (ii) 3,431,477 shares of Common Stock issuable upon exercise of outstanding warrants.

Text of the Amendment

The proposed 2022 Plan Share Increase Amendment is attached hereto as Annex A. The proposed 2022 Plan Share Increase Amendment increases the shares reserved for issuance of awards under the 2022 Plan by 267,799 shares to 500,000 shares.

As of June 3, 2024, we have 89,401 shares of Common Stock available for future issuance under the 2022 Plan (not including future increases under the 2022 Plan’s current evergreen provision). We do not believe that the number of awards remaining available for grant under the 2022 Plan is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in our success. We estimate that with the 2022 Plan Share Increase Amendment, we will have a sufficient number of shares of Common Stock to cover issuances under the 2022 Plan for two years and that the 2022 Plan Evergreen Increase Amendment (Proposal 4) will allow us to have a sufficient number of shares of Common Stock available to cover issuances under the 2022 Plan for an additional two years.

In the event that our stockholders do not approve this proposal, the 2022 Plan Share Increase Amendment will not become effective and awards will continue to be made under the 2022 Plan to the limited extent that there are available shares of our Common Stock to do so.

Summary of the 2022 Plan

Available Shares

The 2022 Plan initially reserved an aggregate of (i) 150,000 shares of our Common Stock for the issuance of awards under the 2022 Plan (all of which may be granted as ISOs), plus (ii) an additional number of shares of Common Stock subject to outstanding awards under the 2017 Plan that become forfeited or canceled without payment or which are surrendered in payment of the exercise price and/or withholding taxes (collectively, the “Share Limit”). Pursuant to the 2022 Plan’s current “evergreen” provision, the Share Limit shall be cumulatively increased on January 1, 2023, and on each January 1 thereafter, by 2% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31 or such lesser number of shares as determined by our Board.

In applying the aggregate share limitation under the 2022 Plan, shares of Common Stock (i) subject to awards that are forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or otherwise forfeited, or terminated without payment being made thereunder and (ii) that are surrendered in payment or partial payment of the exercise price of an option or stock appreciation right or taxes required to be withheld with respect to the exercise of Stock Options or stock appreciation rights or in payment with respect to any other form of award are not counted and, therefore, may be made subject to new awards under the 2022 Plan.

The proposed 2022 Plan Share Increase Amendment increases the shares reserved for issuance of awards under the 2022 Plan to 500,000 shares and the proposed 2022 Plan Evergreen Increase Amendment set forth in Proposal 4 increases the maximum percentage by which the Share Limit shall be cumulatively increased on January 1, 2025, and on each January 1 thereafter, by 5.0% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31.

Administration.    The 2022 Plan is administered by the Compensation Committee. The Compensation Committee has discretion to determine the individuals to whom awards may be granted under the 2022 Plan, the number of shares of Common Stock, units or other rights subject to each award, the type of award, the manner in which such awards will vest, and the other conditions applicable to awards. The Compensation Committee is authorized to interpret the 2022 Plan, to prescribe, amend and rescind any rules and regulations relating to the 2022 Plan and to make any other determinations necessary or desirable for the administration of the 2022 Plan. All interpretations, determinations and actions by the Compensation Committee are final, conclusive and binding on all parties.

Eligibility.    Any employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries, or any person who is determined by the Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any of its subsidiaries (provided that the award agreement for any grant of an award to a prospective employee, officer, director, consultant, advisor or other individual service provider will contain appropriate forfeiture provisions in the event such individual does not become employed or engaged by the Company or applicable subsidiary) is eligible to participate in the 2022 Plan.

Automatic Stock Option Grants

The 2022 Plan provides that:

•        on January 1 of each year, each non-employee director will be granted Stock Options under the 2022 Plan to purchase 1,500 shares of our Common Stock.

•        each new non-employee director will be granted Stock Options under the 2022 Plan to purchase up to 2,500 shares of our Common Stock, as determined by the Compensation Committee, at the time the individual first becomes a director.

•        on January 1, of each year, each then serving non-Chair member of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall automatically be granted Stock Options to purchase 500 shares of Common Stock under the 2022 Plan, and the Chair of the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Technology Committee shall each be granted Stock Options to purchase 1,000 shares of Common Stock under the 2022 Plan.

All such options will become exercisable on the one-year anniversary of the date of grant.

Types of Awards.    Under the 2022 Plan, the Compensation Committee may grant nonqualified Stock Options (“NSOs”), ISOs, stock appreciation rights (“SARs”), restricted stock, stock units, performance shares, performance units, other cash-based awards and other stock-based awards. The terms of each award will be set forth in a written agreement with the recipient.

Stock Options.    The Compensation Committee will determine the exercise price and other terms for each option and whether the options will be NSOs or ISOs. The exercise price per share of each option will not be less than 100% of the Fair Market Value (as such term is defined in the 2022 Plan) of a share of Common Stock on the date of grant (or 110% of the Fair Market Value per share in the case of ISOs granted to a ten-percent or more stockholder). However, if permissible under law and the rules of the exchange or national market system on which the Company’s Common Stock is listed, options to participants who are not residents of the U.S. may be granted at a price below Fair Market Value on the date of grant.

ISOs may be granted only to employees and are subject to certain other restrictions. To the extent an option intended to be an ISO does not qualify as an ISO, it will be treated as an NSO.

A participant may exercise an option by written notice and payment of the exercise price in cash, or, as determined by the Compensation Committee, through delivery of previously owned shares, the withholding of shares deliverable upon exercise, a cashless exercise program implemented by the Compensation Committee in connection with the 2022 Plan, and/or such other method as approved by the Compensation Committee and set forth in an award agreement. The maximum term of any option granted under the 2022 Plan is ten years from the date of grant (five years in the case of an ISO granted to a ten-percent or more stockholder). The Compensation Committee may, in its discretion, permit a holder of an NSO to exercise the option before it has otherwise become exercisable, in which case the shares of the Company’s Common Stock issued to the recipient will be restricted stock having analogous vesting restrictions to the unvested NSO before exercise.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent or more stockholder) from the date of grant. Options granted under the 2022 Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000.

Unless an award agreement provides otherwise, if a participant’s Continuous Service (as defined in the 2022 Plan) terminates (i) by reason of his or her death or Disability (as defined in the 2022 Plan), any option held by such participant may be exercised, to the extent otherwise exercisable, by the participant or his or her estate or personal representative, as applicable, at any time in accordance with its terms for up to one year after the date of such participant’s death or termination of Continuous Service, as applicable (but in no event after the earlier of the expiration, cancellation or termination of such option in accordance with its terms), (ii) for Cause (as defined in the 2022 Plan), any option held by such participant will be forfeited and cancelled as of the date of termination of Continuous Service and (iii) for any reason other than death, Disability or Cause, any option held by such participant may be exercised, to the extent otherwise exercisable, up until ninety (90) days following termination of Continuous Service (but in no event after the earlier of the expiration, cancellation or termination of such option in accordance with its terms).

Stock Appreciation Rights.    The Compensation Committee may grant SARs independent of or in connection with an option. SARs may be granted on a basis that allows for the exercise of the right by a participant or that provides for the automatic payment of the right upon a specified date or event. The Compensation Committee will determine the other terms applicable to SARs. The base price per share of each SAR will not be less than 100% of the Fair Market Value of the Company’s Common Stock on the date of grant. The maximum term of any SAR granted under the 2022 Plan will be ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to the excess of the Fair Market Value of one share of our Common Stock on the exercise date over the base price of such SAR, multiplied by the number of shares of Common Stock as to which the SAR is exercise. Payment may be made in shares of Company Common Stock, in cash, or partly in shares of Company Common Stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Stock Units.    The Compensation Committee may award restricted Common Stock and/or stock units under the 2022 Plan. Restricted stock awards consist of shares of stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Stock units confer the right to receive shares of the Company’s Common Stock, cash, or a combination of shares and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee, subject to applicable tax withholding requirements. The Compensation Committee will determine the restrictions and conditions applicable to each award of restricted stock or stock units, which may include performance-based conditions. Unless the Compensation Committee determines otherwise at the time of grant, holders of restricted stock will have the right to vote the shares and receive all dividends and other distributions. Stock units may be granted with dividend equivalent rights.

Performance Shares and Performance Units.    The Compensation Committee may award performance shares and/or performance units under the 2022 Plan. Performance shares and performance units are awards, payable in shares of the Company’s Common Stock, cash or a combination thereof, which are earned during a specified time period subject to the attainment of performance goals, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units. Performance shares may be granted with dividend equivalent rights.

Incentive Bonus Awards.    The Compensation Committee may award incentive bonus awards payable in cash or shares of Common Stock, as set forth in an award agreement. Incentive bonus awards may be based upon the attainment of specified levels of Company or subsidiary performance. The amount of an incentive bonus award to be paid upon the attainment of each targeted level of performance will equal a percentage of a participant’s base salary for the fiscal year, a fixed dollar amount or such other formula, as determined by the Compensation Committee. The Compensation Committee will determine the terms and conditions applicable to each incentive bonus award.

Other Stock-Based and Cash-Based Awards.    The Compensation Committee may award other types of stock-based or cash-based awards under the 2022 Plan, including the grant or offer for sale of unrestricted shares of the Company’s Common Stock, in such amounts and subject to such terms and conditions as the Compensation Committee determines.

Transferability.    Awards granted under the 2022 Plan will not be transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit NSOs, share-settled SARs, restricted stock, performance share or share-settled other stock-based awards to be transferred to family members and/or for estate planning or charitable purposes.

Adjustments to Shares.    The Share Limit, numbers of shares subject to automatic grants as described above, and other references to numbers of shares of Company Common Stock under the 2022 Plan are subject to adjustment in the event of a consolidation, reorganization, recapitalization, reclassification, stock split, stock dividend, reverse stock split, or other similar change in the Company’s capitalization.

Change in Control.    The Compensation Committee may, at the time of the grant of an award, provide for the effect of a Change in Control (as defined in the 2022 Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee, or (iv) such other modification or adjustment to an award as the Compensation Committee deems appropriate to maintain and protect the rights and interests of participants upon or following a Change in Control. Unless otherwise provided by an award agreement, the Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a Change in Control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause restrictions and/or vesting conditions with respect to any or all outstanding awards held by participants affected by the Change in Control to lapse, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option and/or SAR; (d) cancel any award of restricted stock, stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of the Company’s Common Stock on the date of the Change in Control; or (f) terminate any award in exchange for an amount of cash and/or property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the Change in Control (the “Change in Control Consideration”); provided, however that if the Change in Control Consideration with respect to any option or SAR does not exceed the exercise price of such option or SAR, the Compensation Committee may cancel the option or SAR without payment of any consideration therefor. Any such Change in Control Consideration may be subject to any escrow, indemnification and similar obligations, contingencies and encumbrances applicable in connection with the change in control to holders of the Company’s

Common Stock. Without limitation of the foregoing, if as of the date of the occurrence of the Change in Control the Compensation Committee determines that no amount would have been attained upon the realization of the participant’s rights, then such award may be terminated by the Company without payment. The Compensation Committee may cause the Change in Control Consideration to be subject to vesting conditions (whether or not the same as the vesting conditions applicable to the award prior to the change in control) and/or make such other modifications, adjustments or amendments to outstanding Awards or the 2022 Plan as the Compensation Committee deems necessary or appropriate.

Term; Amendment and Termination.    No award may be granted under the 2022 Plan on or after the ten-year anniversary of the 2022 Plan’s adoption by the Board. The Board may suspend or terminate the 2022 Plan in any respect at any time and may amend the 2022 Plan and at any time and from time to time in such respects as the Board may deem advisable or in the best interests of the Company or any Subsidiary, provided, however, that (i) no amendment, suspension or termination may materially and adversely impair the rights of a participant under any awards previously granted, without his or her consent, (ii) the Company shall obtain stockholder approval of any 2022 Plan amendment as required to comply with any applicable law, regulation or stock exchange rule and (iii) stockholder approval is required for any amendment to the 2022 Plan that (x) increases the number of shares of Common Stock available for issuance thereunder or (y) changes the persons or class of persons eligible to receive awards.

New Plan Benefits

The grant of options and other awards under the 2022 Plan is discretionary, and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group other than the anticipated annual director grants.

Since it is not possible to determine the exact number of awards that will be granted under the 2022 Plan, the awards granted during fiscal 2023 under the 2022 Plan are set forth in the following table.

Name and position	Number of RSUs Granted	Number of Shares Underlying Options Granted
Gerald Bruce, Chief Executive Officer		10,000
Anthony Mack, Former Chief Executive Officer(1)		12,500
Sheila Mathias, PhD, J.D., MBA		11,200
Christopher Chipman, Former Chief Financial Officer(2)		11,200
Vinay Shah, our Chief Financial Officer		10,000
All Current Executive Officers as a Group(3)		31,200
All Current Non-employee Directors as a Group(7)		23,000
All Current Non-Executive Officer Employees as a Group(2)		12,600

____________

(1)      Mr. Mack resigned as our Chief Executive Officer effective November 17, 2023. Mr. Gerald Bruce was appointed as our Chief Executive Officer effective as of November 20, 2023.

(2)      Mr. Chipman resigned as our Chief Financial Officer effective June 30, 2023. Vinay Shah was appointed as our Chief Financial Officer effective as of June 20, 2023.

Material U.S. Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2022 Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant.    There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2022 Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise.    If certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us, the exercise of an incentive stock option is not a taxable event for regular federal income tax purposes. However, such exercise may give rise to alternative minimum tax liability on the part of the participant (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Dispositions of Incentive Stock Option Shares.    If a participant disposes of shares of our Common Stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Dispositions of Incentive Stock Option Shares.    If a participant disposes of shares of our Common Stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. Any gain in excess of that amount will be recognized as a capital gain. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss. Any capital gain or loss recognized on a disqualifying disposition of shares of our Common Stock acquired upon exercise of incentive stock will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the participant.

Dispositions of Nonqualified Stock Option Shares.    If a participant disposes of shares of our Common Stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss will be short-term or long-term depending on whether the shares of our Common Stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.    Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the participant’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our Common Stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option or by reason of a disqualifying disposition of shares acquired pursuant to the exercise of an incentive stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income realized upon the exercise of a stock appreciation right. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2022 Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income until an award is vested and we will not be entitled to a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received by the participant, if any, with respect to the award, and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to the ordinary realized upon the vesting of a restricted stock grant. Upon disposition of the restricted stock shares, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

In the case of a participant who receives a restricted stock award that is unvested or otherwise subject to a substantial risk of forfeiture, if the participant files a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, the participant’s ordinary income and commencement of holding period, and our deduction, will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. The Company is required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to the ordinary realized upon the filing of a Section 83(b) election. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient.

Section 409A

If an award under the 2022 Plan is subject to Section 409A of the Code but does not comply with the requirements of Section 409A of the Code, the taxable events as described above (including the requirement to withhold income taxes) could apply earlier than described and could result in the imposition of additional taxes, interest and penalties.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our Board of Directors and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2022 Plan but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

Market Price of Shares

The closing price of our Common Stock, as reported on Nasdaq on June 3, 2024, was $0.71.

The following table provides information with respect to our compensation plans under which equity compensation was authorized as of December 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	175,686	(1)	$34.60	116,511	(2)(3)
Equity compensation plans not approved by security holders	—		—	—
Total	175,686		$34.60	116,511

____________

(1)      Includes 98,886 and 76,800 shares of Common Stock issuable upon exercise of outstanding options pursuant to the 2017 Plan and the 2022 Plan, respectively, as of December 31, 2023.

(2)      In accordance with the “evergreen” provision in the 2022 Plan, an additional 23,428 shares were automatically made available for issuance on the first day of 2024, which represents 2% of the number of shares outstanding on December 31, 2023; these shares are excluded from this calculation.

(3)      Includes 0 and 116,511 shares of Common Stock available for issuance under the 2017 Plan and the 2022 Plan, respectively, as of December 31, 2023.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2022 Plan.

Vote Required

To be approved, the 2022 Plan Share Increase Amendment must receive the affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes are not considered votes cast and, accordingly, will have no effect on the vote with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE VIRPAX PHARMAEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 267,799 SHARES TO 500,000 SHARES.

PROPOSAL 4

AMENDMENT TO THE VIRPAX PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE EVERGREEN PROVISION PERCENTAGE FROM 2% TO 5%

The 2022 Plan was initially approved by the Board and our stockholders in June 2022. The 2022 Plan, as adopted, initially reserved an aggregate of 150,000 shares of Common Stock, plus shares from outstanding awards that are canceled or forfeited under the 2017 Plan for issuance under the 2022 Plan. The shares available for issuance under the 2022 Plan increased by 46,853 shares pursuant to its evergreen provision and by 35,348 shares as a result of awards under the 2017 Plan that have been forfeited, cancelled, returned to or repurchased by the Company since the date the 2022 Plan was approved. Our Board has approved, subject to stockholder approval, an amendment to the 2022 Plan to increase the evergreen provision percentage by which the number of reserved shares of Common Stock available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31. The proposed Amendment No. 2 to the 2022 Plan (the “2022 Plan Evergreen Increase Amendment”), is attached hereto as Annex B.

A summary of the 2022 Plan, as proposed to be amended, is set forth below. This summary is qualified in its entirety by the full text of the proposed 2022 Plan Evergreen Increase Amendment. Stockholders are also being asked to approve an amendment to the 2022 Plan to increase the number of shares authorized for issuance thereunder by 267,799 shares of Common Stock to 500,000 shares (Proposal 3). The adoption of this Proposal 4 and the adoption of Proposal 3 are not contingent upon one another.

Reasons for the Proposed Amendment

The Board recommends that stockholders vote “FOR” the adoption of the 2022 Plan Evergreen Increase Amendment to increase the evergreen provision percentage. In making such recommendation, the Board considered a number of factors, including the following:

•        Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. The 2022 Plan Evergreen Increase Amendment will allow us to continue to attract, motivate and retain our officers, key employees, non-employee directors and consultants.

•        We believe the current amount of shares remaining available for grant under the 2022 Plan, together with the increase of the shares available under the 2022 Plan of 2% of the outstanding shares of Common Stock at December 31 pursuant to the current evergreen provision, are not sufficient in light of our compensation structure and strategy, and that the future increases pursuant to the increased evergreen provision will ensure that we continue to have a sufficient number of shares authorized and available for future awards issued under the 2022 Plan.

Stockholders are asked to approve the 2022 Plan Evergreen Increase Amendment to satisfy Nasdaq requirements relating to stockholder approval of equity compensation and to qualify certain stock options authorized under the 2022 Plan for treatment as incentive stock options under Section 422 of the Internal Revenue Code.

Share Usage and Key Data

Please see “Share Usage and Key Data” under Proposal 3 above for information regarding our annual stock award Burn Rate and Overhang.

Text of the Amendment

The proposed 2022 Plan Evergreen Increase Amendment is attached hereto as Annex B. The proposed 2022 Plan Evergreen Increase Amendment increases the percentage by which the number of shares reserved for issuance under the 2022 Plan shall be cumulatively increased on January 1, 2025, and on each January 1 thereafter, from 2.0% to 5.0% of the number of shares of Common Stock issued and outstanding on the immediately preceding December 31st.

As of June 3, 2024, we have 89,401 shares of Common Stock available for future issuance under the 2022 Plan (not including future increases under the 2022 Plan’s current evergreen provision). We do not believe that the number of awards remaining available for grant under the 2022 Plan, plus future increases of the shares available under the 2022 Plan of 2% of the outstanding shares of Common Stock at December 31 pursuant to the current evergreen provision, is sufficient to enable us to retain and recruit employees, officers, non-employee directors and other individual service providers, and aligning and increasing their interests in our success. We estimate that with the 2022 Plan Share Increase Amendment, we will have a sufficient number of shares of Common Stock to cover issuances under the 2022 Plan for two years and that the 2022 Plan Evergreen Increase Amendment (Proposal 4) will allow us to have a sufficient number of shares of Common Stock available to cover issuances under the 2022 Plan for an additional two years.

In the event that our stockholders do not approve this proposal, the 2022 Plan Evergreen Increase Amendment will not become effective and awards will continue to be made under the 2022 Plan to the limited extent that there are available shares of our Common Stock to do so, which number of available shares will increase by 2% of the outstanding shares of Common Stock at December 31st of each year, pursuant to the evergreen provision of the 2022 Plan that is currently in place.

Summary of the 2022 Plan

Please see “Summary of the 2022 Plan” under Proposal 3 above for a summary of the 2022 Plan.

New Plan Benefits

Please see “New Plan Benefits” under Proposal 3 above for information regarding the awards granted during fiscal 2023 under the 2022 Plan.

Material U.S. Federal Income Tax Treatment of Options and Awards

Please see “Material U.S. Federal Income Tax Treatment of Options and Awards” under Proposal 3 above for a summary of the effect of U.S. federal income taxation on the participants in the 2022 Plan and the Company.

Market Price of Shares

Please see “Market Price of Shares” under Proposal 3 above for information regarding our stock price and equity compensation plans authorized as of December 31, 2023.

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2022 Plan.

Vote Required

To be approved, the 2022 Plan Evergreen Increase Amendment must receive the affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Abstentions and broker non-votes are not considered votes cast and, accordingly, will have no effect on the vote with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE AMENDMENT TO THE VIRPAX PHARMAEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN TO INCREASE THE EVERGREEN PROVISION FROM 2% TO 5%.

PROPOSAL 5

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of our Common Stock outstanding and entitled to vote at the Annual Meeting is insufficient to approve the 2022 Plan Share Increase Proposal and/or the 2022 Plan Evergreen Increase Proposal it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the 2022 Plan Share Increase Proposal and/or the 2022 Plan Evergreen Increase Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the 2022 Plan Share Increase Proposal and/or the 2022 Plan Evergreen Increase Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of votes cast will vote against the 2022 Plan Share Increase Proposal and/or the 2022 Plan Evergreen Increase Proposal, we could adjourn or postpone the Annual Meeting without a vote on the 2022 Plan Share Increase Proposal and/or the 2022 Plan Evergreen Increase Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the 2022 Plan Share Increase Proposal and/or the 2022 Plan Evergreen Increase Proposal.

Vote Required

To be approved, the Adjournment Proposal must receive the affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the Annual Meeting and voting affirmatively or negatively on such matter. Since abstentions are not considered votes cast, they will have no effect on this proposal. Broker non-votes are not expected for this proposal because we believe this matter is a routine matter. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

STOCKHOLDER PROPOSALS

Stockholder Proposals for 2025 Annual Meeting

Any stockholder proposals submitted for inclusion in our proxy statement and form of proxy for our 2025 Annual Meeting of Stockholders in reliance on Rule 14a-8 under the Securities Exchange Act of 1934, as amended must be received by us no later than February 12, 2025 in order to be considered for inclusion in our proxy statement and form of proxy. Such proposal must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal shall be mailed to: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, PA 19312, Attn: Secretary.

Director Nominations and Other Business to be Brought Before the 2025 Annual Meeting of Stockholders

Our bylaws state that a stockholder must provide timely written notice of any nominations of persons for election to our Board or any other proposal to be brought before the meeting together with supporting documentation as well as be present at such meeting, either in person or by a representative. For our 2025 Annual Meeting of Stockholders, a stockholder’s notice shall be timely received by us at our principal executive office no later than April 30, 2025 and no earlier than March 31, 2025; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Proxies solicited by our Board will confer discretionary voting authority with respect to these nominations or proposals, subject to the SEC’s rules and regulations governing the exercise of this authority. Any such nomination or proposal shall be mailed: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, Pennsylvania 19312, Attn: Secretary.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Virpax nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 30, 2025.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements), as amended, filed with the SEC may be obtained without charge by writing to Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, Pennsylvania 19312, Attn: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our Common Stock on June 3, 2024. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2023 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Virpax Pharmaceuticals, Inc., 1055 Westlakes Drive, Suite 300 Berwyn, Pennsylvania 19312, Attn: Secretary, Attn.: Secretary, or by phone at (610) 727-4597. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER MATTERS

As of the date of this proxy statement, the Board does not intend to present at the Annual Meeting of Stockholders any matters other than those described herein and does not presently know of any matters that will be presented by other parties. If any other matter requiring a vote of the stockholders should come before the meeting, it is the intention of the persons named in the proxy to vote with respect to any such matter in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the best judgment of the proxy holder.

By Order of the Board of Directors
/s/ Gerald Bruce
Gerald Bruce
Chief Executive Officer

June 12, 2024
Berwyn, PA

ANNEX A

AMENDMENT TO THE
VIRPAX PHARMACEUTICALS, INC.
2022 EQUITY INCENTIVE PLAN

Dated: [            ], 2024

WHEREAS, the Board of Directors (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”) heretofore established the Virpax Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”) available for grants of Awards thereunder by 267,799 shares to 500,000 shares, as of the date on which stockholders of the Company approve this amendment; and

WHEREAS, Section 18 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is desired or required by applicable law;

NOW, THEREFORE, effective the date hereof, the Plan is hereby amended as follows:

1.            Subject to approval of the Company’s stockholders, Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

“(a) Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, effective as of [    ], 2024, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan initially shall be 500,000 shares (the “Authorized Shares”), plus such number of shares of Common Stock, if any, as become available for issuance under the Plan in accordance with Section 4.1(d) hereof. All 500,000 of such Authorized Shares initially available pursuant to this Section 4.1(a) may, but need not, be issued in respect of Incentive Stock Options.”

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board on the date set forth above.

VIRPAX PHARMACEUTICALS, INC.
By:
Name:
Title:

Annex A-2

ANNEX B

AMENDMENT TO THE
VIRPAX PHARMACEUTICALS, INC.
2022 EQUITY INCENTIVE PLAN

Dated: [            ], 2024

WHEREAS, the Board of Directors (the “Board”) of Virpax Pharmaceuticals, Inc. (the “Company”) heretofore established the Virpax Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Board desires to amend the Plan to increase the “evergreen provision” percentage by which the number of reserved shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”) available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31, as of the date on which stockholders of the Company approve this amendment; and

WHEREAS, Section 18 of the Plan authorizes the Board to amend the Plan, subject to stockholder approval to the extent that such approval is desired or required by applicable law;

NOW, THEREFORE, effective the date hereof, the Plan is hereby amended as follows:

1.            Subject to approval of the Company’s stockholders, Section 4.1(b) of the Plan is hereby amended in its entirety, to read as follows:

“(b) The number of Authorized Shares available for issuance under the Plan shall automatically increase on January1st of each year commencing with the January 1 following [    ], 2024 and on each January 1 thereafter until the Expiration Date (as defined in Section 18.2 of the Plan), in an amount equal to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year, to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence. For avoidance of doubt, none of the shares of Common Stock available for issuance pursuant to this Section 4.1(b) shall be issued in respect of Incentive Stock Options.”

[Signature Page Follows]

Annex B-1

IN WITNESS WHEREOF, the undersigned has executed this Amendment as evidence of its adoption by the Board on the date set forth above.

VIRPAX PHARMACEUTICALS, INC.
By:
Name:
Title:

Annex B-2

VIRPAX PHARMACEUTICALS, INC. 1055 WESTLAKES DRIVE, SUITE 300 BERWYN, PA 19312 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 28, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 28, 2024. Have your proxy card inhand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V52633-P10785 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY VIRPAX PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the election of each of the following: 1. Election of Directors Nominees: 01) Jeffrey Gudin 02) Eric Floyd The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of EisnerAmper LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2024. 3. To approve an amendment to our 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Common Stock that will be available for awards under the 2022 Plan by 267,799 shares to 500,000 shares (the “2022 Plan Share Increase Proposal”). 4. To approve an amendment to our 2022 Plan to increase the “evergreen provision” percentage by which the number of reserved shares of Common Stock available for issuance increases each year from 2% of the outstanding shares of Common Stock at December 31 to 5% of the outstanding shares of Common Stock at December 31 (the “2022 Plan Evergreen Increase Proposal”). 5. To approve an adjournment of the 2024 Annual Meeting of Stockholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the 2022 Plan Share Increase Proposal or 2022 Plan Evergreen Increase Proposal. NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments or postponements of the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, dated June 12, 2024. For All Withhold For All Except To withhold authority to vote for any individua nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, form of proxy and 2023 Annual Report are available at www.proxyvote.com. V52634-P10785 VIRPAX PHARMACEUTICALS, INC. 2024 Annual Meeting of Stockholders July 29, 2024 11:00 A.M. Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Gerald Bruce and Vinay Shah, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of VIRPAX PHARMACEUTICALS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., Eastern Time, on July 29, 2024 (the “2024 Annual Meeting”) at the offices of Blank Rome, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, or any adjournment or postponement thereof. The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side